Exhibit 4.21
High-trigger loss-absorbing additional tier 1 capital instrument
Issuer UBS Group AG
ISIN CH1485827070
Issue Date 29.09.2025
Currency AUD
Nominal (million) 1,250
Interest Rate 6.375%
1
Maturity Date perpetual
Call Dates any time during period from (and including) 29 September 2030 to
(and including) 29 March 2031 or on any Reset Date thereafter
1
Rate subject to change after first reset date.

TERMS AND CONDITIONS OF THE NOTES
The terms and conditions of the Tier 1 Capital Notes issued by UBS Group AG are as follows:
1.
DEFINITIONS
"
5-Year
Semi Quarterly
Mid-Swap Rate
" means,
in relation
to any
Reset Interest
Period and
subject to Condition 5(c) ( Interest – Benchmark replacement ):
(a)
the 5-Year
AUD Semi-Semi Mid-Swap Reference Rate
in relation to such Reset
Interest
Period, adjusted
on a
quarterly basis
by referencing
the mid-market
arithmetic mean
of
bid and offered 3-month
vs 6-month basis swap
for a period of
five years appearing on
the
Relevant Quarterly
Basis Screen Page
at the
Relevant Time
on the
Reset Determination
Date in relation to such Reset Interest Period, as determined by the Calculation Agent on
such Reset Determination Date; or
(b)
if such 5-Year AUD Semi-Semi Mid-Swap Reference Rate does not appear on the Screen
Page at the Relevant
Time on such Reset Determination
Date, or such basis
swap does not
appear on the Relevant
Quarterly Basis Screen Page
at the Relevant Time
on such Reset
Determination
Date,
the
Reset
Reference
Bank
Rate
in
relation
to
such
Reset
Interest
Period.
"
5-Year
AUD Semi-Semi
Mid-Swap Reference
Rate
" means,
in relation
to any
Reset Interest
Period, the mid-market
arithmetic mean, expressed
as a percentage
and rounded, if
necessary,
to
the nearest 0.001 per cent. (0.0005
per cent. being rounded upwards)
of bid and offered swap rates
for
AUD
swap
transactions
with
a
maturity
of
five
years
appearing
on
the
Screen
Page
at
the
Relevant Time on the Reset Determination Date in relation to such Reset Interest Period.
" 5-Year Mid-Swap Rate Quotation
" means,
in relation
to any
Reset Interest
Period and
any Reset
Reference Bank, the arithmetic
mean of the bid
and offered rates at
which fixed-for-floating swaps
in the AUD swap market are
offered and bid by such
Reset Reference Bank at approximately the
Relevant
Time
on
the
Reset
Determination
Date
in
relation
to
such
Reset
Interest
Period
to
participants in the AUD swap market, with the relevant swap transaction:
(a)
having a term of
five years commencing on the
Reset Date on which
such Reset Interest
Period commences;
(b)
being in an amount that is representative for a single transaction in the relevant market at the relevant time with an acknowledged dealer of good credit in the swap market; and
(c)
having a semi-annual fixed leg and a quarterly floating leg.
" Acquiror
" has the
meaning assigned to
such term in
subclause (iv) of Condition 8(e)
(
Conversion
– Qualifying Relevant Event ).
"
Additional
Amounts
"
has
the
meaning
assigned
to
such
term
in
clause (b)
of
Condition 10
( Taxation ).
" Additional Tier 1 Capital
" means, at any time,
any item that qualifies as
additional tier 1 capital
( zusätzliches Kernkapital ) under National Regulations at such time.
"
Adjustment
Spread
"
means,
with
respect
to
any
Alternative
Benchmark
Rate
determined
in
accordance with
the provisions
of Condition 5(c)
(
Interest
– Benchmark
replacement
), a
spread
(which may be
positive or negative),
or a formula
or methodology for
calculating such a
spread,
applied
to
such
Alternative
Benchmark
Rate
in
order
to
reduce
or
eliminate,
to
the
extent
reasonably practicable in the
circumstances, any economic prejudice
or benefit (as
applicable) to
Holders as
a result
of the
replacement of
the 5-Year
Semi Quarterly
Mid-Swap Rate
with such
Alternative Benchmark Rate.
"
Affected
Reset
Interest
Period
"
has
the
meaning
assigned
to
such
term
in
subclause (i)
of
Condition 5(c) ( Interest – Benchmark replacement ).

" Agency Agreement
" means the Agency Agreement
dated as of the Issue
Date, among the Issuer,
the Principal
Paying Agent,
the Calculation
Agent and
the other
agents from
time to
time party
thereto, as amended, supplemented or otherwise modified from time to time.
" Agents
" means the Principal Paying Agent,
any other Paying Agent, the Calculation
Agent, any
other agent from time
to time appointed pursuant to
the terms of the
Agency Agreement, and the
Settlement Agent.
"
Alternative
Benchmark
Rate
"
has
the
meaning
assigned
to
such
term
in
subclause (i)
of
Condition 5(c) ( Interest – Benchmark replacement ).
"
Alternative Loss
Absorption Date
" has
the meaning
assigned to
such term
in Condition 7(e)
(
Trigger Event and Viability
Event – Alternative loss absorption
).
"
Alternative
Screen
Page
"
has
the
meaning
assigned
to
such
term
in
subclause (v)(A)
of
Condition 5(c) ( Interest – Benchmark replacement ).
"
Alternative
Relevant
Time
"
has
the
meaning
assigned
to
such
term
in
subclause (v)(A)
of
Condition 5(c) ( Interest – Benchmark replacement ).
"
Approved
Entity
"
has
the
meaning
assigned
to
such
term
in
subclause (iv)
of
Condition 8(e)
( Conversion – Qualifying Relevant Event ).
" AUD " means Australian dollars.
" Auditor
" means
the accounting
firm (i) appointed
by the
Board of
Directors of
the Group
Holding
Company
or
the
shareholders of
the Group
Holding
Company,
as
the case
may
be,
to provide,
among
other
things,
audit
and/or
review
opinions
on
the
Group
Holding
Company's
financial
statements, and (ii) approved
by FINMA in accordance
with the Financial
Market Supervisory Act
( Finanzmarktaufsichtsgesetz
) of 22 June
2007, as amended
and as may
be further amended
from
time to time.
" Authorised Signatories " means any two authorised officers of the Issuer signing jointly.
"
Balance Sheet
Date
" means
(i) with respect
to any
Ordinary Publication
Date, the
cut-off date
for the
measurement of
the CET1 Ratio
in the
Quarterly Financial
Accounts published
on such
Ordinary Publication Date, and (ii) with respect to any
Extraordinary Publication Date, the cut-off
date for
the Reviewed
Interim Measurement
published upon
the instruction
of FINMA
on such
Extraordinary Publication Date.
"
Bankruptcy
Event
"
means
any
of
the
following
events
with
respect
to
the
Issuer:
(i) the
adjudication of bankruptcy
(
Konkurseröffnung
) pursuant
to articles 171, 189,
190, 191 or
192 of
the
DEBA,
(ii) the
opening
of
restructuring
proceedings
(
Sanierungsverfahren
)
pursuant
to
articles 28 to 32 of the Swiss Banking Act or pursuant to any successor or analogous
Swiss law or
regulation applicable to bank
holding companies in Switzerland
such as UBS Group
AG (any such
proceedings, " Restructuring Proceedings
"), and/or
(iii) the ordering
of liquidation
proceedings
( Liquidation
) pursuant to articles 33 to 37g of
the Swiss Banking Act or pursuant to
any successor
or analogous Swiss law
or regulation applicable to
bank holding companies in
Switzerland such as
UBS Group AG; provided ,
however
, that
none of the
following will
constitute a Bankruptcy
Event:
(x) mere debt
collection proceedings
(
Betreibungsverfahren
) pursuant
to article 38
et seq.
of the
DEBA,
(y) proceedings
in
connection
with
a
freezing
order
(
Arrestverfahren
)
pursuant
to
article 271
et
seq.
of
the
DEBA,
and/or
(z) the
ordering
of
protective
measures
( Schutzmassnahmen
) pursuant to article 26 of the Swiss Banking Act or pursuant to any successor
or analogous Swiss law
or regulation applicable to
bank holding companies in
Switzerland such as
UBS Group
AG (any
such measures,
"
Protective Measures
"), including,
in the
case of
each of
subclauses (x), (y) and (z), any steps
(other than any steps described in
clauses (i) through (iii) of
this definition) taken under or in connection therewith.
" BIS Regulations
" means, at
any time, the
capital adequacy standards
and guidelines promulgated
by the
Basel Committee
on Banking
Supervision, as
implemented by
FINMA in
Switzerland at
such time.

"
BIS Risk Weighted
Assets
" means, as of any
Balance Sheet Date, the aggregate amount,
in the
Presentation
Currency,
of
risk-weighted
assets of
the
Group
as
of
such
Balance
Sheet
Date,
as
determined
by
the
Group
Holding
Company
pursuant
to
the
BIS
Regulations
applicable
to
the
Group
Holding
Company
as
of
such
Balance
Sheet
Date,
and
as
(i) disclosed
in
the
Quarterly
Financial Accounts published
on the relevant
Ordinary Publication Date
or (ii) may be
disclosed
as a component of the Reviewed Interim
Measurement published upon the instruction of FINMA
on the relevant Extraordinary
Publication Date, as applicable.
For the avoidance of
doubt, the term
" risk-weighted assets
" as used in this definition has
the meaning assigned to such term
in the BIS
Regulations in effect as of the relevant Balance Sheet Date.
" Business Day
" means a day (other than a
Saturday or a Sunday) on which
commercial banks and
foreign exchange
markets settle
payments and
are open
for general
business (including,
without
limitation, dealing
in foreign
exchange and
foreign currency
deposits) in
(i) for purposes
of the
definitions
of
the
terms
"Extraordinary
Publication
Date",
"Higher-Trigger
Amount"
and
"Ordinary Publication Date", Zurich, and (ii) otherwise, Sydney and Zurich.
"
Calculation
Agent
"
means
UBS
AG,
in
its
capacity
as
calculation
agent
for
the
Notes,
and
includes any successor calculation
agent for the Notes
appointed in accordance with
the terms of
the Agency Agreement.
" Calculation Amount " means AUD 1,000.
"
Capital Adequacy
Ordinance
" means
the Swiss
Ordinance concerning
Capital Adequacy
and
Risk Diversification
for Banks
and Securities
Firms of
1 June 2012,
as amended
and as
may be
further amended from time to time, or any successor Swiss law or regulation.
" Cash Distribution
" means any dividend or
distribution in respect of the
Ordinary Shares that is
to be paid
or made to
Shareholders as a
class in cash
(in whatever currency)
and however described
and whether payable out of share premium account, profits, retained earnings or any other capital
or revenue
reserve or
account, and
including any
cash distribution
or payment
to Shareholders
upon
or
in
connection
with
a
reduction
of
capital.
For
the
avoidance
of
doubt,
the
term
"Cash
Distribution" does not include consideration paid or any other payments made by UBS Group AG or any of its
affiliates in connection with
the repurchase of Ordinary
Shares in connection
with any
share buyback programme.
" CET1 Capital
" means, as of any Balance
Sheet Date, the aggregate amount, in
the Presentation
Currency,
of items
that constitute
common equity
tier 1 capital
of the
Group as
of such
Balance
Sheet Date,
less any
deductions from
common equity
tier 1 capital
required to
be made,
in each
case as determined by the Group Holding Company pursuant to the BIS Regulations applicable to the Group Holding Company as of
such Balance Sheet Date, and as
(i) disclosed in the Quarterly
Financial Accounts published
on the relevant
Ordinary Publication Date
or (ii) may be
disclosed
as a component of the Reviewed Interim
Measurement published upon the instruction of FINMA
on the relevant Extraordinary
Publication Date, as applicable.
For the avoidance of
doubt, the term
" common equity tier 1 capital
" as used in
this definition has the meaning
assigned to such term
in the BIS Regulations in effect as of the relevant Balance Sheet Date.
" CET1 Ratio
" means, as of
any Balance Sheet Date,
the CET1 Capital as of
such Balance Sheet
Date, divided
by
the BIS
Risk Weighted
Assets as
of
such Balance
Sheet Date,
expressed as
a
percentage, such ratio (or
the components thereof) as
determined by the Group
Holding Company,
and
(i) as
disclosed
in
the
Quarterly
Financial
Accounts
published
on
the
relevant
Ordinary
Publication
Date
or
(ii) constituting
(or
as
disclosed
in)
the
Reviewed
Interim
Measurement
published
upon
the
instruction
of
FINMA
on
the
relevant
Extraordinary
Publication
Date,
as
applicable.
" Compliant Securities " means securities issued by UBS Group AG or any of its subsidiaries that have economic terms not materially less
favourable to a Holder than
these Terms
and Conditions
(as reasonably determined by the Issuer), provided
that:
(a)
such securities (i) include terms that provide for the same interest rate and principal from time to time
applying to the
Notes, (ii) rank
pari passu
with the Notes
and (iii) preserve

any existing rights under
these Terms
and Conditions to any
accrued and unpaid interest
that has not been satisfied;
(b)
where such securities are issued by
a subsidiary of UBS Group AG, UBS
Group AG has
irrevocably
and
unconditionally
guaranteed
to
the
holders
of
such
securities,
on
a
subordinated
basis
corresponding
mutatis
mutandis
to
Condition 4
(
Status
and
Subordination
), the
due and
punctual payment
of all
amounts due
and payable
by such
subsidiary under, or
in respect
of, such
securities pursuant
to article 111 of
the Swiss
Code;
(c)
where the Notes
that have been
substituted or amended
were listed immediately
prior to
their substitution or amendment, such securities are listed on (i) the SIX Swiss
Exchange
or (ii) such other internationally recognised stock exchange selected by the Issuer; and
(d)
where
the
Notes
that
have
been
substituted or
amended were
rated
by
a
rating
agency
immediately prior
to such
substitution or
amendment, each
such rating
agency has
ascribed,
or
announced
its
intention
to
ascribe
and
publish,
an
equal
or
higher
rating
to
such
securities.
" Conversion
"
has
the
meaning
given
to
it
in
Condition 8(a) (
Conversion –
Conversion upon
a
Trigger Event or
a Viability Event
), and
"
convert
" and
"
converted
" shall
be construed
accordingly.
" Conversion Capital
" means
conversion capital
(
Wandlungskapital
) within
the meaning
of the
Swiss Banking Act.
" Conversion Date
" means, with respect to
any Conversion, the Trigger Event Conversion
Date or
the Viability Event Conversion Date, as applicable.
"
Conversion
Price
"
means
AUD 57.60,
subject
to
any
adjustment
in
accordance
with
Condition 8(d) ( Conversion – Anti-dilution adjustment of the Conversion Price ).
"
Current
Issuer
"
has
the
meaning
assigned
to
such
term
in
clause (a)
of
Condition 15
(
Issuer
Substitution ).
" Current Market Price
" means, in respect of an Ordinary
Share at a particular date, the average
of the daily Volume Weighted Average
Price of an Ordinary
Share on each of the
five consecutive
dealing days
(or, for the
purposes of
subclause (i)(D) of
Condition 8(d) (
Conversion –
Anti-dilution
adjustment
of
the
Conversion
Price
),
10 consecutive
dealing
days)
ending
on
the
dealing
day
immediately preceding such
date (such period,
the "
Reference Period "), provided
that, if at
any
time during the Reference Period the Volume Weighted
Average Price shall have been based on a
price ex-dividend (or
ex-any other entitlement)
and during some
other part of
the Reference Period
the Volume
Weighted Average
Price shall have been based on a price cum-dividend (or cum- any other entitlement), then:
(a)
if
the
Ordinary
Shares
to
be
issued
and
delivered
do
not
rank
for
the
dividend
(or
entitlement) in question,
the Volume
Weighted
Average
Price on the
dates on which
the
Ordinary Shares
were based
on a
price cum-dividend
(or cum-
any other
entitlement) shall,
for
the
purposes of
this
definition,
be
deemed
to
be
the amount
thereof
reduced
by
an
amount equal to the Fair
Market Value
of any such dividend or
entitlement per Ordinary
Share as at the date of first public announcement relating to such dividend or entitlement, in
any
such
case,
determined
on
a
gross
basis
and
disregarding
any
withholding
or
deduction required to
be made for
or on account
of tax, and
disregarding any associated
tax credit; or
(b)
if the Ordinary Shares to be issued
and delivered do rank for the
dividend (or entitlement)
in
question,
the
Volume
Weighted
Average
Price
on
the
dates
on
which
the
Ordinary
Shares
were
based
on
a
price
ex-dividend
(or
ex-
any
other
entitlement)
shall,
for
the
purposes of this
definition, be deemed
to be the
amount thereof increased
by an
amount
equal to the Fair Market Value of any such dividend or entitlement per Ordinary Share as at the
date of
first public
announcement relating
to such
dividend or
entitlement, in
any
such
case,
determined
on
a
gross
basis
and
disregarding
any
withholding
or
deduction
required to be made for or on account of tax, and disregarding any associated tax credit;

and provided , further
that,
if
on
each
of
the
five
dealing
days
(or,
for
the
purposes
of
subclause (i)(D)
of
Condition 8(d)
(
Conversion
–
Anti-dilution
adjustment
of
the
Conversion
Price
),
the
10 dealing
days)
in
the
Reference
Period
the
Volume
Weighted
Average
Price
was
based on
a price
cum-dividend (or
cum-any other
entitlement) in
respect of
a dividend
(or other
entitlement) that
has been
declared or
announced but
the Ordinary
Shares to
be issued
and delivered
do not rank for that dividend (or other
entitlement), the Volume
Weighted Average
Price on each
of such dates shall, for
the purposes of this
definition, be deemed to be
the amount thereof reduced
by an
amount equal
to the
Fair Market
Value
of any
such dividend
or entitlement
per Ordinary
Share as at
the date of
first public announcement relating
to such dividend
or entitlement, in
any
such case, determined on a gross basis and disregarding any withholding or deduction required to be made for or on account of tax, and disregarding any associated tax credit;
and provided , further
that,
if
the
Volume
Weighted
Average
Price of
an Ordinary
Share
is
not
available
on
one
or
more
of
the
five
dealing
days
(or,
for
the
purposes
of
subclause (i)(D)
of
Condition 8(d) (
Conversion –
Anti-dilution adjustment
of the
Conversion Price
),
the 10 dealing
days) in the
Reference Period
(disregarding for
this purpose
the proviso to
the definition
of Volume
Weighted
Average
Price),
then
the
average
of
such
Volume
Weighted
Average
Prices
that
are
available in the
Reference Period shall
be used (subject
to a minimum
of two such
prices) and if
only one,
or no,
such Volume
Weighted
Average
Price is
available in
the Reference
Period, the
Current Market Price shall be determined by an Independent Adviser.
"
Day
Count
Fraction
"
means,
in
respect
of
any
period
(the
"
Calculation
Period
"),
the
actual
number of days in
the Calculation Period, divided by
the product of the actual
number of days in
the Interest Period in which the Calculation Period falls and 2.
" dealing day
" means a day on which the Relevant Stock Exchange
or relevant stock exchange or
securities market is
open for business
and on which
Ordinary Shares or
other securities, options,
warrants or
other rights
(as the
case may
be) may
be dealt
in (other
than a
day on
which the
Relevant
Stock Exchange or relevant stock
exchange or securities market is
scheduled to or does close
prior
to its regular weekday closing time).
" DEBA
" means
the Swiss
Federal Debt
Enforcement and
Bankruptcy Act
of 11
April 1889,
as
amended and as may be further amended from time to time.
" Distributable Items
" means,
in respect
of any
Interest Payment
Date,
the aggregate
of
(i) net
profits carried
forward and
(ii) freely distributable
reserves, in
each case,
less any
amounts that
must
be
contributed
to
legal
reserves
under
applicable
law,
all
in
UBS
Group
AG's
reporting
currency and as appearing in the Relevant Accounts.
" EEA Regulated Market
" means a market
as defined by Article 4.1(21)
of Directive 2014/65/EU
of the European Parliament and of the Council on markets on financial instruments.
" Effective Date
" has the
meaning assigned
to such term
in subclause (i)(C)
or (i)(D),
as applicable,
of Condition 8(d) ( Conversion – Anti-dilution adjustment of the Conversion Price ).
" Event of Default
" has the meaning
assigned to such term
in clause (a) of Condition 12
(
Events of
Default ).
" Exempt Reorganisation
" means
a Reorganisation
where, immediately
after completion
of the
relevant proceedings, the ordinary
shares or units
or equivalent of
Newco (or depositary
or other
receipts
or
certificates
representing
ordinary
shares
or
units
or
equivalent
of
Newco)
are
(i) admitted to
trading on
the Relevant
Stock Exchange
or (ii) admitted
to listing
on such
other
Recognised Stock Exchange as UBS Group AG or Newco may determine.
"
Existing
Benchmark
Component
"
has
the
meaning
assigned
to
such
term
in
Condition 5(c)
( Interest – Benchmark replacement ).
"
Existing
Shareholders
"
has
the
meaning
assigned
to
such
term
in
the
definition
of
the
term
"Reorganisation".
" Extraordinary Distribution
" means any Cash Distribution
(i) that is expressly declared by
UBS
Group AG to be an extraordinary or special dividend or an extraordinary or special distribution to

Shareholders as a class or any analogous or
similar term, and (ii) the amount of which exceeds
the
arithmetic average
of the
ordinary dividend
per Ordinary
Share paid
by UBS
Group AG
in the
three most recently preceding
calendar years (each such
ordinary dividend translated, if
necessary,
into the currency in which the applicable Cash Distribution is expressed at the Prevailing Rate on
the date on which such ordinary dividend was paid) by more than 25 per cent.
"
Extraordinary
Publication
Date
"
means
the
Business
Day
on
which
a
Reviewed
Interim
Measurement is published upon
the instruction of FINMA,
after FINMA has determined
that the
conditions for issuing a Trigger
Event Notice in accordance with Condition 7 (
Trigger Event and
Viability Event ) have been met.
"
Extraordinary
Trigger
Event
Notice
Date
"
has
the
meaning
assigned
to
such
term
in
subclause (i) of Condition 7(b) (
Trigger Event and Viability Event –
Trigger Event Notice
).
" Fair Market Value " means, with respect to any property on any date (the " Relevant Valuation
Date "), the fair market value of that property as determined by an Independent Adviser, provided that:
(a)
the Fair Market Value of a cash amount shall be the amount of such cash;
(b)
where securities, options, warrants or other rights
are publicly traded on a stock exchange
or securities market of adequate liquidity (as determined by an Independent Adviser), the
Fair
Market
Value
(i) of
such
securities
shall
equal
the
arithmetic
mean
of
the
daily
Volume
Weighted Average
Prices of such securities and (ii) of
such options, warrants or
other rights
shall equal
the arithmetic
mean of
the daily
closing prices
of such
options,
warrants or other rights, in the case of each of subclauses (i) and (ii), during the period of five dealing days on the relevant stock exchange or securities market commencing on the later of (x) the applicable Relevant Valuation
Date and (y) the first dealing day on which
such securities, options,
warrants or other
rights are publicly
traded, or such
shorter period
as such securities, options, warrants or other rights are publicly traded; and
(c)
where
securities,
options,
warrants
or
other
rights
are
not
publicly
traded
on
a
stock
exchange or securities market of adequate liquidity
(as aforesaid), the Fair Market Value
of such securities, options, warrants
or other rights shall be
determined by an Independent
Adviser, on the
basis of
a commonly
accepted market
valuation method
and taking
account
of such factors as it considers appropriate, including the market price per
Ordinary Share,
the dividend
yield of
an Ordinary
Share, the
volatility of
such
market price,
prevailing
interest rates and the terms of such securities, options,
warrants or other rights, including
as to the expiry date and exercise price (if any) thereof.
Any amounts determined pursuant
to the above shall
be translated into the
Relevant Currency (if
expressed in a currency other
than the Relevant Currency) at
the Prevailing Rate on
the Relevant
Valuation
Date.
In
addition,
in
the
case
of
clause (a)
above,
the
Fair
Market
Value
shall
be
determined on a gross
basis and disregarding any
withholding or deduction
required to be made
on
account of tax, and disregarding any associated tax credit.
" FINMA
" means
the Swiss
Financial Market
Supervisory Authority
FINMA and
any successor
thereto.
" First Call Date " means 29 September 2030.
" First Reset Date " means 29 March 2031.
" FISA
" means the Swiss Federal
Intermediated Securities Act of 3 October
2008, as amended and
as may be further amended from time to time.
" Fixed Interest Rate " means 6.375 per cent. per annum.
" Former Residence
" has the
meaning assigned to
such term in
subclause (a)(v) of Condition 15
( Issuer Substitution ).

"
Going-Concern
LR
Requirement
"
means
a
requirement
under
National
Regulations
for
systemically
relevant
banks
(
systemrelevante
Banken
)
to
hold
a
minimum
amount
of
going-
concern capital
(
Eigenmittel zur
ordentlichen
Weiterführung
der Bank
), which
amount is
set by
reference to the leverage ratio ( Höchstverschuldungsquote ) of such bank.
"
Going-Concern
RWA
Requirement
"
means
a
requirement
under
National
Regulations
for
systemically
relevant
banks
(
systemrelevante
Banken
)
to
hold
a
minimum
amount
of
going-
concern capital
(
Eigenmittel zur
ordentlichen
Weiterführung
der Bank
), which
amount is
set by
reference to the risk weighted assets ( risikogewichtete Positionen ) of such bank.
" Governmental Entity
" has the
meaning assigned to
such term in
subclause (iv) of Condition
8(e)
( Conversion – Qualifying Relevant Event ).
" Group
" means,
at any
time, the
Group Holding Company
and all
its subsidiaries
and other
entities
that are included in the Group Holding Company's consolidated capital adequacy reports prepared
pursuant to National Regulations.
" Group Holding Company
" means, at any time,
the top Swiss holding company
at such time of
the financial
group to
which UBS
Group AG
belongs for
purposes of
preparing consolidated
capital
adequacy
reports
pursuant
to
National
Regulations.
As
at
the
Issue
Date,
the
Group
Holding
Company is UBS Group AG.
" Higher-Trigger Amount
" means,
as of
any Publication
Date, the
sum of
(i) the maximum
portion
of
the
aggregate
principal
amount,
in
the
Presentation
Currency
of
the
Quarterly
Financial
Accounts or Reviewed Interim Measurement, as the case may be, to which such Publication Date
relates, of all Higher-Trigger Contingent
Capital, if any, outstanding on the
relevant Balance Sheet
Date that
could be
converted into
equity and/or
fully or
partially written
down, or
otherwise operate
to increase the CET1 Capital,
if a Higher-Trigger
Write-down/Conversion Notice were
delivered
in
accordance
with
the
terms
thereof,
and
(ii) the
maximum
portion
of
the
aggregate
principal
amount, in
the Presentation
Currency of
the Quarterly
Financial Accounts
or Reviewed
Interim
Measurement, as
the case
may be,
to which
such Publication
Date relates,
of all
Higher-Trigger
Contingent
Capital,
if
any,
issued
after
the
relevant
Balance
Sheet
Date,
but
prior
to
such
Publication Date,
that
could be
converted
into
equity
and/or fully
or
partially
written
down,
or
otherwise
operate
to
increase
the
CET1 Capital,
if
a
Higher-Trigger
Write-down/Conversion
Notice were delivered in accordance
with the terms thereof, in
the case of each
of clauses (i) and
(ii), as determined by
UBS Group AG. For
purposes of clause (ii) of
this definition and, in
the case
of an Extraordinary Publication Date,
clause (i) of this definition, the
aggregate principal amount
of any
Higher-Trigger
Contingent Capital
that is
not denominated
in the
Presentation Currency
will be converted into the Presentation Currency at the applicable prevailing exchange rate on the last Business Day
preceding the relevant
Publication Date, as
determined by UBS
Group AG. In
the case of an
Ordinary Publication Date,
for purposes of clause
(i) of this definition,
the aggregate
principal
amount
of
any
Higher-Trigger
Contingent
Capital
that
is
not
denominated
in
the
Presentation Currency will be
converted into the Presentation
Currency at the applicable
exchange
rate used for such purposes in the relevant Quarterly Financial Accounts.
"
Higher-Trigger
Contingent Capital
" means
any instrument issued
by,
or any
other obligation
of, any member
of the Group
that (i) is
issued or
owed to
holders that are
not members
of the Group
and (ii) is required pursuant
to its terms to be
converted into equity and/or
fully or partially written
down, or otherwise
operating to increase
the CET1 Capital, when
the CET1 Ratio (or
equivalent
capital measure of the
Group described in the
terms and conditions thereof)
falls below a threshold
that is
higher than
the Threshold
Ratio (with
respect to
the relevant
Higher-Trigger
Contingent
Capital, its "
Higher-Trigger
Threshold Ratio
").
" Higher-Trigger Threshold Ratio
" has the meaning
assigned to such term
in the definition of
the
term "Higher-Trigger Contingent Capital".
"
Higher-Trigger
Write-down/Conversion Date
" has
the meaning
assigned to
such term
in the
definition of the term "Higher-Trigger Write-down/Conversion Notice".
"
Higher-Trigger
Write-down/Conversion
Notice
"
means
a
notice
delivered
pursuant
to
the
terms
of
any
Higher-Trigger
Contingent
Capital
that
notifies
the
holders
thereof
that
the

CET1 Ratio
(or
similar
measure
or
other
event
described
in
the
terms
and
conditions
of
such
Higher-Trigger
Contingent
Capital)
has
fallen
below
its
Higher-Trigger
Threshold
Ratio
and,
consequently,
that such
Higher-Trigger
Contingent Capital
will be
converted into
equity and/or
fully or partially
written down, or
otherwise operate to
increase the CET1 Capital,
as applicable,
as of a particular date (such
date, the "
Higher-Trigger Write-down/Conversion Date "). For the
avoidance of doubt, if the terms and conditions of such Higher-Trigger Contingent Capital permit
FINMA to waive the
conversion into equity
and/or write-down of such
Higher-Trigger Contingent
Capital notwithstanding the fact that the CET1 Ratio (or similar measure or other event described in the
terms and
conditions of
such Higher-Trigger Contingent
Capital) has
fallen below
its Higher-
Trigger
Threshold
Ratio,
the
non-issuance
of
such
a
waiver
by
FINMA
between
the
relevant
Publication Date and the Trigger Event Notice Date
will be deemed equivalent to the delivery
of a
Higher-Trigger
Write-down/Conversion
Notice
for
purposes
of
subclause (ii)
of
Condition 7(b)
(
Trigger Event and Viability
Event – Trigger Event Notice
).
" Holder
" means, with respect to
any Note, the Person or Persons
holding such Note in a securities
account
(
Effektenkonto
)
that
is
in
its
or
their
name,
or,
in
the
case
of
intermediaries
( Verwahrungsstellen
), the
intermediary or
intermediaries holding
such Note
for its
or their
own
account in a securities account ( Effektenkonto ) that is in its or their name.
" Independent Adviser
" means
an independent
financial institution
of international
repute or
an
independent adviser of recognised
standing and expertise, in
either case, appointed by
the Issuer at
its own
expense to
make any
determination that
is required
to be
made, or
may be
made, by
an
Independent Adviser under these Terms and Conditions.
"
Independent Adviser Determination
Cut-off Date
" has the
meaning assigned to
such term in
subclause (i) of Condition 5(c) ( Interest – Benchmark replacement ).
"
Interest Payment
Date
" has
the meaning
assigned to
such term
in subclause (ii)
of Condition 5(a)
( Interest – Interest Payment Dates ).
" Interest Period
" means each period beginning on
(and including) an Interest Payment Date
(or,
in the
case of
the first
Interest Period,
the Issue
Date) and
ending on
(but excluding)
the next
Interest
Payment Date.
" Interest Rate " means the Fixed Interest Rate and/or Reset Interest Rate, as the case may be.
" Intermediary
"
has
the
meaning
assigned
to
such
term
in
Condition 2(b)
(
Amount
and
Denomination; Form and Transfer – Form and transfer ).
" Intermediated Securities
" has the
meaning assigned to
such term in
Condition 2(b) (
Amount and
Denomination; Form and Transfer – Form and transfer ).
" Issue Date " means 29 September 2025.
" Issuer " means UBS Group AG in its capacity as issuer of the Notes.
" Junior Obligations
" means (i) all classes of share
capital and participation securities (if any)
of
the Issuer
and (ii) all other
obligations of the
Issuer that rank,
or are
expressed to rank,
junior to
claims in respect of the Notes and/or any Parity Obligation.
" Margin " means 2.788 per cent. per annum.
" National Regulations
" means, at
any time, (i) the
Swiss national banking
and capital adequacy
laws,
and
(ii) the
capital
adequacy
regulations
promulgated
by
the
Swiss
Federal
Council
( Bundesrat
) or
FINMA and
the interpretation
thereof by
FINMA or
any other
competent Swiss
authority, in the case of each of clauses (i) and (ii), directly applicable to UBS Group AG (and/or, if different, the Group Holding Company) and/or the Group at such time.
"
New
Conversion
Condition
"
has
the
meaning
assigned
to
such
term
in
subclause (iv)
of
Condition 8(e) ( Conversion – Qualifying Relevant Event ).

"
New
Conversion
Condition
Effective
Date
"
has
the
meaning
assigned
to
such
term
in
subclause (iv) of Condition 8(e) ( Conversion – Qualifying Relevant Event ).
"
New
Conversion
Price
"
has
the
meaning
assigned
to
such
term
in
subclause (iv)
of
Condition 8(e) ( Conversion – Qualifying Relevant Event ).
"
New
Residence
"
has
the
meaning
assigned
to
such
term
in
subclause (a)(v)
of
Condition 15
( Issuer Substitution ).
" Newco " has the meaning assigned to such term in the definition of the term "Reorganisation".
"
Non-Qualifying Relevant
Event
" has
the meaning
assigned to
such
term
in
subclause (iv) of
Condition 8(e) ( Conversion – Qualifying Relevant Event ).
" Notes
" means the
AUD 1,250,000,000 6.375 per cent.
Tier 1
Capital Notes issued by
the Issuer
on the Issue Date.
" OECD " means the Organisation for Economic Co-operation and Development.
" Offer Settlement Period
" has the
meaning given to
it in Condition
8(h) (
Conversion –
Procedure
for delivery in respect of a Conversion ).
" Ordinary Publication Date
" means each Business Day on
which Quarterly Financial Accounts
are published.
" Ordinary Shares
" means the registered
ordinary shares of UBS
Group AG, which as
of the Issue
Date have a par value
of USD 0.10 each. The Ordinary
Shares deliverable on Conversion will
be
newly issued from the capital range
(
Kapitalband ), conditional capital ( bedingtes Kapital ) and/or
Conversion
Capital
of
UBS
Group
AG,
and
rank
pari
passu
with
all
other
registered
ordinary
shares of
UBS Group
AG for
any and
all distributions
payable on
them on
or after
the relevant
Share Creation Date.
" Ordinary Trigger Event Notice Date
" has the meaning
assigned to such term
in subclause (i) of
Condition 7(b) (
Trigger Event and Viability Event –
Trigger Event Notice
).
"
Other Tier 1 Contingent
Convertible Capital Note
" means any capital
instrument (other than
the Notes) that:
(a)
is
eligible in
full to
be
(i) treated as
Additional
Tier 1
Capital and
(ii) counted towards
either the Going-Concern LR Requirement or the Going-Concern RWA
Requirement (or
both); and
(b)
subject to the terms and conditions thereof, is to be converted into Ordinary Shares when the CET1 Ratio
(or equivalent
capital measure
of the
Group described
in the
terms and
conditions thereof) falls below a certain threshold and/or a Viability
Event (or equivalent
event described in the terms and conditions thereof) occurs.
"
Parity
Obligations
"
means
(i) all
obligations
of
the
Issuer
in
respect
of
Tier 1
Instruments
(excluding any such obligations
that rank, or are
expressed to rank, junior
to claims in
respect of
the Notes),
and (ii) any
other securities
or obligations
(including, without
limitation, any
guarantee,
credit support agreement or similar
undertaking) of the Issuer that
rank, or are expressed to
rank,
pari passu with claims in respect of the Notes and/or any Parity Obligation.
" Paying Agent
" has
the meaning
assigned to
such term
in clause (c)
of Condition 9
(
Payments;
Agents ).
" Payment Business Day " means a day (other than a Saturday or a Sunday) on which commercial banks and foreign exchange markets settle
payments and are open for general business
(including,
without limitation, dealing in foreign exchange and foreign currency deposits) in Sydney.

" Permitted Transactions " means:
(a)
repurchases, redemptions or other acquisitions of any
Ordinary Shares in connection with
(x) any employment contract, benefit plan or similar
arrangement with, or for the benefit
of, any
employees, officers,
directors or
consultants of
any member
of the
Group, (y) a
dividend
reinvestment
or
shareholder
share
purchase
plan
or
(z) the
issuance
of
any
Ordinary
Shares
(or
securities
convertible
into,
or
exercisable
for,
Ordinary
Shares)
as
consideration for an acquisition consummated by any member of the Group;
(b)
market-making in Ordinary Shares as part
of the securities business of any member
of the
Group;
(c)
purchases
of
fractional
interests
in
any
Ordinary
Shares
pursuant
to
the
conversion
or
exchange provisions
of (x) such
Ordinary Shares
or (y) any
security convertible
into, or
exercisable for, Ordinary Shares;
(d)
redemptions or repurchases of Ordinary Shares pursuant to any shareholders'
rights plan;
and
(e)
distributions in
cash or
in kind
on, or
repurchases, redemptions or
other acquisitions
of,
any Ordinary Shares
as a part
of any solvent
reorganisation, reconstruction, amalgamation
or merger of
any member of the
Group, so long as
such member (or the
successor entity
resulting from such reorganisation, reconstruction, amalgamation or merger) continues to be a member of the Group.
" Person
" means
any individual,
corporation, bank,
partnership, joint
venture, association,
joint-
stock company, limited liability
company, trust, unincorporated organisation
or government or
any
agency or political subdivision thereof.
"
Presentation
Currency
"
means
(i) with
respect
to
any
Quarterly
Financial
Accounts,
the
presentation currency of such
Quarterly Financial Accounts, and
(ii) with respect to any Reviewed
Interim Measurement, the Presentation Currency of the Quarterly Financial
Accounts that will be
prepared for the relevant financial
quarterly or annual period
in which the relevant Extraordinary
Publication Date falls.
"
Prevailing
Rate
"
means,
in
respect
of
any
currencies
on
any
day,
the
spot
rate
of
exchange
between the
relevant currencies
prevailing as
at or
about 12
noon (New
York
City time)
on that
date as appearing on or derived
from the Relevant Page or,
if such a rate cannot be
determined at
such time,
the rate
prevailing as
at or
about 12
noon (New
York
City time)
on the
immediately
preceding day on which such rate
can be so determined or, if such rate
cannot be so determined by
reference to
the Relevant
Page, the
rate determined
in such
other manner
as an
Independent Adviser
determines to be appropriate.
" Principal Paying Agent
" means UBS AG,
in its capacity as
principal paying agent
for the Notes,
and includes any successor principal paying agent for the Notes appointed in accordance with the
terms of the Agency Agreement.
"
Protective
Measures
"
has
the
meaning
assigned
to
such
term
in
the
definition
of
the
term
"Bankruptcy Event".
" Public Sector
" means
the government
of, or
a governmental
agency or
the central
bank in,
the
country of incorporation of the Group Holding Company.
" Publication Date " means an Ordinary Publication Date or an Extraordinary Publication Date, as
the case may be.
"
Qualifying
Relevant
Event
"
has
the
meaning
assigned
to
such
term
in
subclause (iv)
of
Condition 8(e) ( Conversion – Qualifying Relevant Event ).
"
Quarterly
Financial
Accounts
"
means
(i) the
financial
statements
of
the
Group
(including,
without
limitation,
the
notes
thereto)
in
respect
of
a
financial
quarter
published
by
the
Group
Holding Company, which have been reviewed by the Auditor in accordance with the International

Standards on Auditing; provided, however
, that, if the financial statements of the Group in
respect
of
the last
quarter of
any year
are not
so reviewed,
the term
"Quarterly Financial
Accounts" in
respect of such quarter will mean instead the annual financial statements of the Group (including, without
limitation,
the
notes
thereto)
in
respect
of
such
year,
which
have
been
audited
by
the
Auditor in accordance
with the International
Standards on Auditing
and are published
in the annual
report of the
Group Holding Company
for such year,
or (ii) in
the event that
the Group does
not
publish
quarterly
financial
statements
as
described
in
clause (i)
of
this
definition,
the
financial
disclosures published by
the Group pursuant
to and in
compliance with the
Swiss Ordinance on
the
Disclosure Obligations of Banks and Securities Firms of 6 March 2024, as may be amended from time to time, or pursuant
to and in compliance with any
successor law or regulation applicable to
the
Group
Holding
Company,
provided
that
such
financial
disclosures
are
published
for
each
financial quarter and the interim earnings included in such disclosures have been reviewed by the
Auditor in accordance with International Standards on Auditing.
"
Recognised Stock
Exchange
" means an
EEA Regulated
Market, a regulated,
regularly operating,
recognised stock exchange in Switzerland
or any other regulated, regularly
operating, recognised
stock exchange or securities market in an OECD member state.
"
Redemption
Date
"
has
the
meaning
assigned
to
such
term
in
subclause (i)
of
Condition 6(e)
( Redemption and Purchase – Conditions for redemption ).
" Redemption Notice
" has
the meaning
assigned to
such term
in subclause (i)
of Condition 6(e)
( Redemption and Purchase – Conditions for redemption ).
" Reference Period
" has the meaning assigned to
such term in the definition of
the term "Current
Market Price".
" Regulatory Event
" has
the meaning
assigned to
such term
in
subclause (ii) of
Condition 6(d)
( Redemption and Purchase – Redemption due to a Regulatory Event ).
" Relevant Accounts
" means, in respect
of any Interest Payment
Date, the most recently published
audited unconsolidated
annual financial
statements of
UBS Group
AG prepared
in accordance
with
the Swiss Code.
" Relevant Currency
" means
USD or,
if at
the relevant
time or
for the
purposes of
the relevant
calculation or
determination there
is a
Relevant Stock
Exchange but
the New
York Stock Exchange
is not
the Relevant Stock
Exchange (or is
the Relevant Stock
Exchange but
the Ordinary Shares
are not quoted or dealt in
thereon in USD), the currency in which
the Ordinary Shares are quoted
or dealt in on the Relevant Stock Exchange at such time.
" Relevant Date
" means,
with respect
to any
payment, (i) the
date on
which such
payment first
becomes due under the Notes (the " Scheduled Due Date "), or (ii) if the full amount of the money payable on
the Scheduled
Due Date
has not
been received
by the
Principal Paying
Agent on
or
before
the
Scheduled
Due
Date,
the
date
on
which
the
full
amount
of
the
money
due
on
the
Scheduled Due Date has been received by the Principal Paying Agent.
"
Relevant
Event
"
has
the
meaning
assigned
to
such
term
in
subclause (iv)
of
Condition 8(e)
( Conversion – Qualifying Relevant Event ).
" Relevant Page
" means
the page
on Bloomberg
or such
other information
service provider
that
displays the relevant information.
"
Relevant Quarterly Basis
Screen Page
" means Bloomberg Page
IAUS15 (or (i) such
other page
as
may
replace
that
page
on
Bloomberg
(or
any
successor
to
Bloomberg),
or
(ii) if
there
is
no
replacement page
on
Bloomberg
(or on
any
successor to
Bloomberg),
such
other page
on
such
other information
service that
is the
generally accepted
page used
by market
participants at
that
time for purposes of observing
the mid-market arithmetic mean of
bid and offered 3-month
vs 6-
month basis swap
for a period
of five years,
in the case
of each of
clauses (i) and (ii),
as determined
by the Issuer after consultation with the Calculation Agent).
"
Relevant
Shares
"
has
the
meaning
assigned
to
such
term
in
subclause (iv)
of
Condition 8(e)
( Conversion – Qualifying Relevant Event ).

" Relevant Stock Exchange
" means the New York
Stock Exchange or,
if at the relevant
time the
Ordinary
Shares
are
not
listed
and
admitted
to
trading
on
the
New
York
Stock
Exchange,
the
principal
stock
exchange
or
securities
market
on
which
the
Ordinary
Shares
are
then
listed,
admitted to trading or quoted or accepted for dealing (if any).
" Relevant Time " means 10:30 a.m. (Sydney time).
" Reorganisation
" means proceedings that effect
the interposition of a
corporation or other limited
liability company (" Newco
") between the
Shareholders immediately
prior to such
proceedings (the
" Existing Shareholders ") and UBS Group AG, provided
that (i) only ordinary shares or
units or
equivalent of Newco or depositary or other receipts or certificates representing ordinary shares or units or equivalent
of Newco are
issued to
Existing Shareholders,
(ii) immediately after
completion
of such proceedings the only holders of ordinary shares,
units or equivalent of Newco or the only
holders
of
depositary
or
other
receipts
or
certificates
representing
ordinary
shares
or
units
or
equivalent of
Newco, as
the case
may be,
are Existing
Shareholders holding
in the
same proportions
as immediately prior
to completion of
such proceedings, (iii) immediately
after completion of
such
proceedings,
Newco
is
(or
one
or
more
wholly-owned
subsidiaries
of
Newco
are)
the
only
shareholder of UBS Group AG, (iv) all subsidiaries of UBS Group AG immediately prior to such
proceedings (other than Newco, if Newco is then a subsidiary of UBS Group AG) are subsidiaries
of
UBS
Group
AG
(or
of
Newco)
immediately
after
completion
of
such
proceedings,
and
(v)
immediately after completion of such proceedings, UBS Group AG (or
Newco) holds, directly or
indirectly,
the
same
percentage
of
the
ordinary
share
capital
and
equity
share
capital
of
those
subsidiaries as was held by UBS Group AG immediately prior to such proceedings.
" Reset Date
" means
the First
Reset Date
and each
day that
falls on
the fifth
anniversary of
the
immediately preceding Reset Date.
" Reset Determination Date
" means, in
relation to any
Reset Interest Period, the
day falling two
Business Days prior to the Reset Date on which such Reset Interest Period commences.
"
Reset
Interest
Amount
"
has
the
meaning assigned
to
such
term
in
Condition 5(b)
(
Interest
–
Determination of the 5-Year Semi Quarterly Mid-Swap Rate, the Reset Interest Rate and
the Reset
Interest Amount in relation to each Reset Interest Period ).
"
Reset Interest
Period
" means
each period
from (and
including) any
Reset Date
and ending
on
(but excluding) the next Reset Date.
" Reset Interest Rate
" means, in relation to any
Reset Interest Period, the sum of
the Margin and
the 5-Year Semi Quarterly Mid-Swap Rate in relation to such Reset Interest Period.
" Reset Reference Bank Rate " means, in relation to any Reset Interest Period, the percentage rate
(rounded,
if
necessary,
to
the
fifth
decimal
place,
with
0.000005
being
rounded
upwards)
determined by the Calculation Agent as follows:
(a)
the
Calculation
Agent
will
request
each
Reset
Reference
Bank
to
provide
it
with
such
Reset Reference
Bank's 5-Year Mid-Swap Rate
Quotation in
relation to
such Reset
Interest
Period at approximately the Relevant
Time on the Reset Determination Date
in relation to
such Reset Interest Period; and
(b)
if at least three such
5-Year Mid-Swap Rate Quotations are provided, the Reset
Reference
Bank Rate will
be the arithmetic
mean of the
5-Year Mid-Swap Rate Quotations provided,
eliminating the highest 5-Year Mid-Swap Rate
Quotation (or, in the event
of equality, one
of
the
highest)
and
the
lowest
5-Year
Mid-Swap
Rate
Quotation
(or,
in
the
event
of
equality, one of the lowest); or
(c)
if
only
two
such 5-Year
Mid-Swap
Rate Quotations
are provided,
the Reset
Reference
Bank Rate will
be the arithmetic
mean of the
5-Year Mid-Swap Rate Quotations provided;
or
(d)
if only one such 5-Year Mid-Swap Rate Quotation is provided, the Reset Reference Bank
Rate will be the 5-Year Mid-Swap Rate Quotation provided; or

(e)
if no such
5-Year Mid-Swap Rate Quotations
are provided,
the Reset
Reference Bank
Rate
will be (i) if
such Reset Determination
Date is in
relation to
any Reset Interest
Period other
than
the
Reset
Interest
Period
commencing
on
the
First
Reset
Date,
the
5-Year
Semi
Quarterly Mid-Swap Rate in
respect of the
immediately preceding Reset Interest
Period,
or
(ii) if
such
Reset
Determination
Date
is
in
relation
to
the
Reset
Interest
Period
commencing on the First Reset Date, 3.587 per cent. per annum.
" Reset Reference Banks
" means five leading swap dealers in
the AUD swap market, as selected
by the Issuer after consultation with the Calculation Agent.
" Restructuring Proceedings " has the meaning assigned to such term in the definition of the term
"Bankruptcy Event".
"
Reviewed
Interim
Measurement
"
means
an
interim
measurement
of
the
CET1 Ratio,
with
respect
to
which
the
Auditor
has
performed
procedures
in
accordance
with
the
International
Standard on
Related Services
(and relevant
Swiss standards
and practices)
applicable to
agreed-
upon procedures engagements.
"
Scheduled
Due
Date
"
has
the
meaning
assigned
to
such
term
in
the
definition
of
the
term
"Relevant Date".
" Screen Page
" means Bloomberg
Page IAUS10 (or
(i) such other page
as may replace
that page
on
Bloomberg
(or
any
successor
to
Bloomberg),
or
(ii) if
there
is
no
replacement
page
on
Bloomberg (or on any
successor to Bloomberg), such
other page on such
other information service
that
is
the
generally
accepted
page
used
by
market
participants
at
that
time
for
purposes
of
observing
the
mid-market
arithmetic
mean
of
bid
and
offered
swap
rates
for
AUD
swap
transactions with a maturity of five years, in the case of each of clauses (i) and (ii), as determined
by the Issuer after consultation with the Calculation Agent).
" Securities " means any shares in the capital of UBS Group AG, or any options, warrants or other rights to subscribe for
or purchase or acquire
shares in the capital
of UBS Group AG,
excluding all
Other Tier 1 Contingent Convertible Capital Notes (and each a " Security ").
"
Senior
Obligations
"
means
all
obligations
of
the
Issuer
that
are
unsubordinated
or
that
are
subordinated and do not constitute either Junior Obligations or Parity Obligations.
" Settlement Agency Agreement " means the Settlement Agency Agreement dated as of the Issue
Date,
between
the
Issuer
and
the
Settlement
Agent,
as
amended,
supplemented
or
otherwise
modified from time to time.
" Settlement Agent
" means UBS
AG, in its
capacity as settlement
agent for the
Notes, and includes
any
successor
settlement
agent
for
the
Notes
appointed
in
accordance
with
these
Terms
and
Conditions.
" Settlement Share Depository
" means SIX
SIS;
provided , however
, that, if
on or prior
to any date
when
a
function
ascribed to
the
Settlement Share
Depository in
these
Terms
and
Conditions is
required to
be performed
the Issuer
appoints another
reputable independent
financial institution,
clearing
institution,
trust
company
or
similar
entity
to
perform
such
functions,
who
will
hold
Ordinary Shares in a
designated trust account
for the benefit of
the Holders and
otherwise on terms
consistent with these
Terms
and Conditions, then
"Settlement Share Depository"
will mean such
entity so appointed.
" Settlement Shares Offer
" has
the meaning
given to it
in Condition 8(h)
(
Conversion –
Procedure
for delivery in respect of a Conversion ).
"
Settlement Shares
Offer Agent
" has
the meaning
given to
it in
Condition 8(h) (
Conversion –
Procedure for delivery in respect of a Conversion ).
"
Share
Creation
Date
"
means,
in
relation
to
Ordinary
Shares
to
be
issued
and
delivered
on
Conversion, the date
falling after the relevant
Trigger Event Notice
or Viability
Event Notice, as
the case may be, and on or prior to the applicable
Conversion Date on which as a matter of Swiss
law the relevant Ordinary Shares are paid up.

" Shareholders " means the holders of Ordinary Shares.
" SIX SIS " means SIX SIS Ltd and any successor thereto.
" Substitute Issuer
" has
the meaning assigned
to such
term in clause (a)
of Condition 15
(
Issuer
Substitution ).
"
Substitution
Documents
"
has
the
meaning
assigned
to
such
term
in
subclause (a)(iv)
of
Condition 15 ( Issuer Substitution ).
"
Substitution
or
Amendment
Effective
Date
"
has
the
meaning
assigned
to
such
term
in
subclause (b)(iii) of Condition 13 ( Meetings of Holders; Substitution and Amendment ).
"
Swiss
Banking
Act
"
means
the
Swiss
Federal
Act
on
Banks
and
Savings
Institutions
of
8 November 1934, as amended and as may be further amended from time to time.
" Swiss Code
" means the Swiss Code
of Obligations of 30 March 1911, as amended
and as may be
further amended from time to time.
"
Swiss
Resolution
Power
"
means
any
statutory
power
of
FINMA
that
it
may
exercise
during
Restructuring Proceedings
as set
forth in
article 28 et
seqq. of
the Swiss
Banking Act
or in
any
implementing ordinance or
successor Swiss law
or regulation or
analogous Swiss law
or regulation
applicable
to
bank
holding
companies
incorporated
under
the
laws
of
Switzerland
such
as
UBS Group AG,
including,
without
limitation,
the
power
to
(i) transfer
the
assets
of
the
entity
subject to
such Restructuring
Proceedings, or
portions thereof,
together with
such entity's
debt,
other liabilities
and contracts,
or portions
thereof, to
another entity,
(ii) stay (for
a maximum
of
two business days) the termination of, or the exercise of (w) rights to terminate, (x) netting rights,
(y) rights
to
enforce
or
dispose
of
certain
types
of
collateral
or
(z) rights
to
transfer
claims,
liabilities or
certain collateral
under,
contracts to
which the
entity subject
to such
Restructuring
Proceedings
is
a
party,
(iii) partially
or
fully
convert
the
debt
of
the
entity
subject
to
such
Restructuring Proceedings into equity,
and/or (iv) partially or fully write-down
the obligations of
the entity subject to such Restructuring Proceedings.
"
Tax
Event
"
has
the
meaning
assigned
to
such
term
in
subclause (ii)
of
Condition 6(c)
( Redemption and Purchase – Redemption due to a Tax Event ).
" Tax Jurisdiction " means Switzerland.
" Taxes " has the meaning assigned to such term in clause (a) of Condition 10 ( Taxation ).
" Threshold Ratio " means 7 per cent.
"
Tier
1 Capital
" means
Additional Tier
1 Capital
or any
item that
qualifies as
common equity
tier 1 capital pursuant to National Regulations.
"
Tier
1
Instruments
"
means
any
and
all
(i) securities
or
other
obligations
(other
than
Tier 1
Shares)
issued
by
UBS
Group
AG
or
(ii) shares,
securities,
participation
securities
or
other
obligations (other
than Tier
1 Shares)
issued by
a subsidiary
of UBS
Group AG
and having
the
benefit of a guarantee, credit
support agreement or similar
undertaking of UBS Group
AG, each of
which shares,
securities, participation
securities or
other obligations
described in
clauses (i) and
(ii) of this definition qualify,
or are issued in
respect of a security that
qualifies, as Tier 1
Capital
of the
Group and/or
UBS Group
AG (without
regard to
quantitative limits
on such
capital) on
a
consolidated ( Finanzgruppe ) or on an unconsolidated ( Einzelinstitut ) basis.
"
Tier 1
Shares
" means
all classes
of share
capital and
participation certificates
(if any)
of UBS
Group AG or any subsidiary of
UBS Group AG that qualify as
common equity tier 1 capital of
the
Group and/or UBS Group
AG under National Regulations
on a consolidated (
Finanzgruppe ) or on
an unconsolidated ( Einzelinstitut ) basis.
" Trigger Breach Determination Date " has the meaning assigned to such term in subclause (i) of
Condition 7(b) (
Trigger Event and Viability Event –
Trigger Event Notice
).

" Trigger CET1 Ratio " means, as of any Publication Date, (i) the sum of (x) the CET1 Capital as
of the relevant
Balance Sheet
Date and (y) the
Higher-Trigger Amount as of
such Publication
Date,
divided by (ii) the BIS Risk Weighted
Assets as of the relevant Balance
Sheet Date, expressed as
a percentage.
"
Trigger
Event
"
has
the
meaning
assigned
to
such
term
in
subclause (ii)
of
Condition 7(a)
(
Trigger Event and Viability
Event – Trigger Event
).
"
Trigger
Event
Conversion
Date
"
has
the
meaning
assigned
to
such
term
in
subclause (i)
of
Condition 7(b) (
Trigger Event and Viability Event –
Trigger Event Notice
).
" Trigger Event Notice " has the meaning assigned to such term in subclause (i) of Condition 7(b)
(
Trigger Event and Viability
Event – Trigger Event Notice
).
"
Trigger Event
Notice Date
" means an Ordinary Trigger
Event Notice Date or an Extraordinary
Trigger Event Notice Date, as the case may be.
" US " or " United States
" means the United
States of America (including
the States and the
District
of Columbia), its territories, its possessions and other areas subject to its jurisdiction.
" USD " means United States dollars.
"
Viability
Event
"
has
the
meaning
assigned
to
such
term
in
subclause (ii)
of
Condition 7(c)
(
Trigger Event and Viability
Event – Viability Event
).
"
Viability
Event Conversion
Date
"
has
the meaning
assigned to
such
term in
subclause (i) of
Condition 7(c) (
Trigger Event and Viability
Event – Viability Event
).
" Viability Event Notice
" has the meaning
assigned to such term
in subclause (i) of Condition 7(c)
(
Trigger Event and Viability
Event – Viability Event
).
"
Volume
Weighted Average
Price
" means, in respect of an
Ordinary Share or other Security on
any dealing day,
the order book
volume-weighted average price (rounded
to the same
number of
decimal places as the initial Conversion Price) of an Ordinary Share or such other Security, as the case may be, published on or by or derived from (i) in the
case of an Ordinary Share, the relevant
Bloomberg page,
or (ii) in
the case
of a
Security other
than Ordinary
Shares, the
principal stock
exchange or securities market
on which such Security
is then listed or
quoted or dealt in,
if any, or,
in the case of each of clauses (i) and (ii), such other source as an Independent Adviser determines to be appropriate, on such
dealing day,
provided
that if on any
such dealing day such price
is not
available or
cannot otherwise
be determined
as provided
above, the
Volume
Weighted
Average
Price of an
Ordinary Share or
such other Security,
as the case
may be, in
respect of such dealing
day shall be (i) the
Volume
Weighted
Average Price,
determined as provided above,
on the most
recently preceding dealing day
on which the same can
be so determined, or (ii) determined
in such
other manner as an Independent Adviser determines to be appropriate.
2.
AMOUNT AND DENOMINATION; FORM AND TRANSFER
(a)
Amount and denomination
The
initial
aggregate
principal
amount
of
the
Notes
will
be
AUD 1,250,000,000.
The
Notes will be issued to Holders in minimum
denominations of AUD 250,000 and integral
multiples of AUD 1,000 in excess thereof. The Notes may be held and transferred only in
minimum denominations of AUD 250,000 and
integral multiples of AUD 1,000 in
excess
thereof.
(b)
Form and transfer
The
Notes
are
issued
in
uncertificated
form
as
uncertificated
securities
(
einfache
Wertrechte
)
in
accordance
with
article 973c
of
the
Swiss
Code.
The
uncertificated
securities ( einfache Wertrechte
) will be created by the
Issuer by means of a registration
in
its
register
of
uncertificated
securities
(
Wertrechtebuch
).
Such
uncertificated
securities
will
then
be
entered
into
the
main
register
(
Hauptregister
)
of
SIX
SIS
or
any
other

intermediary
(
Verwahrungsstelle
)
in
Switzerland
recognised
for
such
purposes
by
SIX
Swiss Exchange Ltd (SIX
SIS or any such
other intermediary, the "
Intermediary "). Once
the
uncertificated
securities
are
registered
in
the
main
register
(
Hauptregister
)
of
the
Intermediary and
entered into
the accounts
of one
or more
participants of
the Intermediary,
the Notes will
constitute intermediated securities
(
Bucheffekten
) within the
meaning of the
FISA (" Intermediated Securities ").
So long as
the Notes are
Intermediated Securities, the
Notes may only
be transferred by
the entry of the transferred Notes in a securities account of the transferee, as set out in the
provisions of the FISA.
The records
of the
Intermediary will
determine the
number of
Notes held
through each
participant in the Intermediary.
Neither the Issuer nor
any Holder nor any other
Person will at any time
have the right to
effect
or
demand
the
conversion
of
the
Notes
into,
or
the
delivery
of,
a
global
note
( Globalurkunde ) or individually certificated securities ( Wertpapiere ).
3.
RESERVED
4.
STATUS
AND SUBORDINATION
(a)
Status
The Notes constitute
direct, unsecured and
subordinated obligations of
the Issuer and
rank
pari passu
and without
any preference
among themselves.
The rights
and claims
of the
Holders against the Issuer
under the Notes are
subordinated as described in
clause (b) of
this Condition 4.
(b)
Subordination
In
the
event
of
(i) a
Bankruptcy
Event
or
(ii) an
order
being
made,
or
an
effective
resolution being
passed, for
the liquidation
or
winding-up of
the Issuer
(except, in
any
such
case,
a
solvent
liquidation
or
winding-up
of
the
Issuer
solely
for
purposes
of
a
reorganisation, reconstruction or amalgamation
of the Issuer
or the substitution
in place of
the
Issuer
of
a
successor
in
business
to
the
Issuer,
the
terms
of
which
reorganisation,
reconstruction, amalgamation
or substitution
(x) have previously
been approved
by a
valid
resolution of the Holders
and (y) do not provide
that the Notes shall become
redeemable
in accordance with these Terms and Conditions),
(i)
if
such
event
occurs
prior
to
the
occurrence
of
a
Trigger
Event
or
a
Viability
Event,
the
rights
and
claims
of
the
Holders
against
the
Issuer
in
respect
of
or
arising under (including, without limitation,
any damages awarded for breach
of
any
obligation
under)
the
Notes
will,
subject
to
any
obligations
that
are
mandatorily
preferred
by
law,
rank
(A) junior
to
the
rights
and
claims
of
all
holders of
Senior Obligations,
(B)
pari passu
with the
rights and
claims of
holders
of Parity Obligations, and (C) senior to the rights and claims of holders of Junior
Obligations; provided , however
,
that,
if
a
Trigger
Event
or
a
Viability
Event
subsequently occurs while such
Bankruptcy Event or liquidation
or winding-up,
as the case may be, is continuing, the
rights and claims of the Holders against
the
Issuer
in
respect
of
the
delivery
of
Ordinary
Shares
in
accordance
with
Condition 8 ( Conversion ) will rank as set forth in subclause (ii) below; or
(ii)
if such event
occurs on or
after the occurrence
of a Trigger
Event or a
Viability
Event, the
rights and
claims of
the Holders
against the
Issuer in
respect of
the
delivery
of
Ordinary
Shares
in
accordance
with
Condition 8
(
Conversion
)
will
rank
(A) junior
to
the
rights
and
claims
of
all
holders
of
Senior
Obligations,
(B) junior to the rights
and claims of holders
of Parity Obligations, and
(C)
pari
passu
with the rights and claims of holders of Junior Obligations.

(c)
Claims subject to a Conversion
Any
claim
of
any
Holder
in
respect
of
or
arising
under
the
Notes
(including,
without
limitation, any claim
in relation to
any unsatisfied payment
obligation of the
Issuer subject
to enforcement by any Holder pursuant to Condition 12 ( Events of Default ) or in relation to the
occurrence of
any other
Event of
Default) will
be subject
to, and
superseded by,
Condition 8 ( Conversion ), irrespective of whether the relevant Trigger Event or Viability
Event,
as
applicable,
has
occurred,
or,
in
the
case
of
a
Viability
Event,
the
relevant
Viability
Event
Notice
has
been
given,
prior
to
or
after
the
occurrence
of
an
Event
of
Default or any other event.
5.
INTEREST
(a)
Interest Payment Dates
(i)
Subject to Condition 8 ( Conversion
) and clause (h) of this
Condition 5, the Notes
will
bear
interest
on
their
principal
amount (A)
from
(and including)
the
Issue
Date
to
(but
excluding)
the
First
Reset
Date,
at
the
Fixed
Interest
Rate,
and
(B) thereafter, at the applicable Reset Interest Rate.
(ii)
Subject to Condition 8
(
Conversion
) and clause (i)
of this Condition 5,
interest on
the Notes will be payable semi-annually
in arrear on 29 March and
29 September
of
each
year
(each,
an
"
Interest
Payment
Date
"),
commencing
on
29
March
2026.
(b)
Determination of the 5-Year
Semi Quarterly Mid-Swap Rate, the
Reset Interest Rate and
the Reset Interest Amount in relation to each Reset Interest Period
With respect to each
Reset Interest Period
and subject to
clause (c) of this
Condition 5, the
Calculation
Agent
will,
as
soon
as
practicable
after
the
Relevant
Time
on
the
Reset
Determination Date in
relation to such
Reset Interest Period, determine
the 5-Year
Semi
Quarterly Mid-Swap Rate
and the Reset
Interest Rate for
such Reset Interest
Period and
calculate the amount of interest payable per Calculation Amount on the
Interest Payment
Date in relation
to each Interest
Period falling in
such Reset Interest
Period (each, a
"
Reset
Interest Amount ").
(c)
Benchmark replacement
If the
Issuer (in
consultation with
the Calculation
Agent) determines
prior to
any Reset
Determination Date that
(x) one or more
components of the
rate referred to
in clause (a)
of the definition of the term "5-Year
Semi Quarterly Mid-Swap Rate" (each an "
Existing
Benchmark Component
") has been
discontinued or (y) there
has been a
public statement
or publication of
information by the
administrator of any
Existing Benchmark Component
or the regulatory supervisor for the administrator of any Existing Benchmark Component announcing that
such Existing
Benchmark Component
is no
longer representative,
then
the
following
provisions
shall
apply
(subject
to
the
subsequent
operation
of
this
Condition 5(c)):
(i)
the Issuer shall use reasonable
endeavours to appoint an Independent
Adviser to
determine
in
the
Independent
Adviser's
discretion,
in
accordance
with
subclause (iv) below, an alternative rate to the 5-Year
Semi Quarterly Mid-Swap
Rate (the
"
Alternative Benchmark
Rate
", which,
for
the avoidance
of doubt,
may consist of
more than one
component including one
or more of
the Existing
Benchmark
Components)
no
later
than
three
Business
Days
prior
to
the
Reset
Determination Date
relating to
the next
succeeding Reset
Interest Period
(such
Business
Day,
the
"
Independent
Adviser
Determination
Cut-off
Date
",
and
such
next
succeeding
Reset
Interest
Period,
the
"
Affected
Reset
Interest
Period ") for purposes of determining the 5-Year Semi Quarterly Mid-Swap Rate in
respect
of
the
Affected
Reset
Interest
Period
and
all
Reset
Interest
Periods
thereafter;

(ii)
if
prior
to
the
Independent
Adviser
Determination
Cut-off
Date
the
Issuer
is
unable to appoint an Independent Adviser or
the Independent Adviser appointed
by
the
Issuer
fails
to
determine
an
Alternative
Benchmark
Rate
in
accordance
with subclause (iv)
below,
then the
Issuer (in
consultation with
the Calculation
Agent) may determine in its discretion, in accordance with subclause (iv) below, the
Alternative
Benchmark
Rate
for
purposes
of
determining
the
5-Year
Semi
Quarterly Mid-Swap Rate in respect of the Affected Reset Interest Period and all
Reset Interest Periods thereafter;
(iii)
if subclause (ii) above applies and the
Issuer is unable or unwilling
to determine
the Alternative Benchmark Rate
prior to the Reset
Determination Date relating to
the Affected Reset Interest
Period in accordance
with subclause (iv) below, the 5-
Year
Semi
Quarterly
Mid-Swap
Rate
in
respect
of
the
Affected
Reset
Interest
Period will be
equal to the
5-Year
Semi Quarterly Mid-Swap
Rate in respect
of
the immediately preceding
Reset Interest
Period (or, if
there is no
preceding Reset
Interest Period,
the Reset
Interest Rate applicable
to the
Affected Reset
Interest
Period will
be equal
to the
Fixed Interest
Rate);
provided , however
, that,
if this
subclause (iii)
applies
to
the
Affected
Reset
Interest
Period,
the
Reset
Interest
Rate
for
all
succeeding
Reset
Interest
Periods
will
be
the
Reset
Interest
Rate
applicable to the Affected Reset
Interest Period as determined
in accordance with
this subclause (iii) unless (A) the Issuer, in its sole discretion, elects to determine an Alternative Benchmark Rate in
respect of any such succeeding
Reset Interest
Period and all Reset
Interest Periods thereafter in
accordance with the processes
set
out
in
this
Condition 5(c),
and
(B) an
Alternative
Benchmark
Rate
is
so
determined;
(iv)
in the
case of
any determination
of an
Alternative Benchmark
Rate pursuant
to
subclause (i) or (ii) above, such Alternative Benchmark Rate will be such rate as the
Independent
Adviser
or
the
Issuer
(in
consultation
with
the
Calculation
Agent), as applicable, determines in its
reasonable discretion has replaced the 5-
Year
Semi
Quarterly
Mid-Swap
Rate
in
customary
market
usage,
or,
if
the
Independent
Adviser
or
the
Issuer,
as
applicable,
determines
in
its
reasonable
discretion that there is no
such rate, such other rate
as the Independent Adviser or
the
Issuer
(in
consultation
with
the
Calculation
Agent)
determines
in
its
reasonable discretion
is most
comparable to
the 5-Year Semi Quarterly
Mid-Swap
Rate; and
(v)
if
the Independent
Adviser or
the Issuer
determines an
Alternative Benchmark
Rate in accordance with the above provisions of this Condition 5(c),
(A)
the
Independent
Adviser
(in
the
case
of
subclause (2)
below,
in
consultation
with
the
Issuer)
or,
following
consultation
with
the
Calculation Agent,
the Issuer (as
the case
may be)
shall also
determine
in its reasonable discretion
(1) the method for obtaining such
Alternative
Benchmark
Rate,
including
the
page
on
or
source
from
which
such
Alternative Benchmark
Rate (or
each of
its components,
if applicable)
appears or is obtained (the
"
Alternative Screen Page "), and the time at
which such
Alternative Benchmark
Rate (or
each of
its components,
if
applicable) appears on, or is obtained from, the Alternative Screen Page
(the " Alternative Relevant Time "), (2) whether to apply an Adjustment
Spread to
such Alternative
Benchmark Rate
and, if
so, the
Adjustment
Spread, which Adjustment Spread must be recognised
or acknowledged
as being in customary market usage in international debt capital markets transactions that
reference the
5-Year
Semi Quarterly
Mid-Swap Rate,
where such rate has been replaced by such Alternative Benchmark Rate,
and
(3) any
alternative
method
for
determining
the
5-Year
Semi
Quarterly Mid-Swap Rate
if such Alternative
Benchmark Rate (or
any of
its
components,
if
applicable)
is
unavailable
on
the
relevant
Reset
Determination Date,
which alternative
method shall
be consistent
with
any Alternative Benchmark Rate that has broad market support;

(B)
for
the
Affected
Reset
Interest
Period
and
all
Reset
Interest
Periods
thereafter,
(1) clause (a)
of
the
definition
of
the
term
"5-Year
Semi
Quarterly
Mid-Swap
Rate"
shall
be
amended pursuant
to
clause (c)
of
Condition 13
(
Meetings
of
Holders;
Substitution
and
Amendment
)
to
give effect to the determination described in subclause (A)(1) above and any Adjustment Spread determined pursuant
to subclause (A)(2) above,
and (2) clause (b)
of the
definition of
the term
"5-Year
Semi Quarterly
Mid-Swap Rate"
shall be amended
pursuant to clause (c)
of Condition 13
( Meetings of Holders; Substitution and Amendment ) to give effect to the determination described in subclause (A)(3) above;
(C)
references to the
Screen Page and/or
the Relevant
Quarterly Basis Screen
Page and
to the
Relevant Time
in these
Terms
and Conditions
will be
deemed
to
be
references
to
the
Alternative
Screen
Page
and
the
Alternative Relevant Time, respectively;
(D)
if any
changes to
the definitions
of the
terms "Business
Day", "Day
Count
Fraction", "Payment Business
Day" and/or "Reset
Determination Date"
are
necessary
in
order
to
implement
the
amendments
described
in
subclause (B)
above,
such
definitions
shall
be
amended
pursuant
to
clause (c)
of
Condition 13
(
Meetings
of
Holders;
Substitution
and
Amendment ) to reflect such changes; and
(E)
the Issuer
shall promptly give
notice to
the Holders
in accordance with
Condition 14
(
Notices
)
specifying
such
Alternative
Benchmark
Rate
(including
any
Adjustment
Spread
determined
pursuant
to
subclause (A)(2) above
and any
alternative method
for determining
the
5-Year
Semi
Quarterly
Mid-Swap
Rate
described
in
subclause (A)(3)
above),
the Alternative
Relevant Page,
the Alternative
Relevant Time,
and any
amendments implemented
pursuant to
clause (c) of
Condition 13
(
Meetings
of
Holders;
Substitution
and
Amendment
)
as
described
in
subclauses (B) and (D) above.
Any determination that is made
by an Independent Adviser or
by the Issuer for purposes
of
this
Condition 5(c)
will
be
made
in
good
faith
and
in
a
commercially
reasonable
manner.
(d)
Publication of Reset Interest Rate and interest amount payable upon redemption
With respect to each Reset Interest Period,
as soon as practicable after
such determination
but in
any event
no later
than the
relevant Reset
Date, the
Calculation Agent
will cause
(i) the relevant Reset Interest Rate and the relevant Reset Interest Amount determined by it, together
with the
Interest Payment
Date in
relation to
each Interest
Period falling
in
such Reset Interest Period, to
be notified to the Issuer
and the Paying Agents and
(ii) the
relevant Reset Interest Rate determined by
it to be notified to any stock
exchange or other
relevant authority on which the
Notes are at the relevant
time listed and to be
published in
accordance with Condition 14 ( Notices ).
The Calculation
Agent shall
calculate any
interest amount
payable on
any Redemption
Date (if
the Notes
are to
be redeemed
pursuant to
Condition 6 (
Redemption and
Purchase
))
and cause such interest amount to
be notified to Issuer and the Paying
Agents and to any
stock
exchange or
other
relevant authority
on
which
the Notes
are at
the relevant
time
listed and
to be
published in
accordance with
Condition 14 (
Notices
) no
later than
two
Business Days prior to such Redemption Date.
(e)
Calculation of amount of interest payable per Calculation Amount
Subject to Condition 8 ( Conversion ) and clause (i) of this Condition 5:
(i)
the amount of interest payable per Calculation Amount on each Interest Payment
Date falling on or before the First Reset Date will be AUD 31.875; and

(ii)
if interest is required to be paid in respect of a Note on any other date (including, for
the avoidance
of doubt,
the Reset
Interest Amount),
the amount
of
interest
payable per Calculation Amount on such date will be calculated by:
(A)
applying the applicable Interest Rate to the Calculation Amount;
(B)
multiplying the product thereof by the Day Count Fraction; and
(C)
rounding
the
resulting
figure
to
the
nearest
cent
(half
a
cent
being
rounded upwards).
(f)
Calculation of amount of interest payable per Note
Subject
to
Condition 8
(
Conversion
)
and
clause (i)
of
this
Condition 5,
the
amount
of
interest payable in respect of a Note will be the product of:
(i)
the amount of interest per Calculation Amount; and
(ii)
the number by
which the Calculation
Amount is required
to be multiplied
to equal
the denomination of such Note.
(g)
Notifications, etc. to be final
All
notifications,
opinions,
determinations,
certificates,
calculations,
quotations
and
decisions given, expressed,
made or obtained for
purposes of this Condition
5, whether by
the Reset Reference Banks (or
any of them) or the
Calculation Agent or the Independent
Adviser, will (in the absence of wilful default,
bad faith and manifest error) be binding
on
the Issuer, the Agents and the Holders and (in the absence of wilful default and bad faith)
no liability to
the Issuer or
the Holders will
attach to the
Reset Reference Banks
(or any
of
them),
the
Calculation
Agent
or
the
Independent
Adviser
in
connection
with
the
exercise
or
non-exercise
by
the
Calculation
Agent
or
the
Independent
Adviser
of
its
powers, duties and discretions under this Condition 5.
(h)
Accrual of interest in the case of redemption or a Trigger Event or a Viability
Event
(i)
Subject to Condition 8 (Conversion), if the Notes are to be redeemed pursuant to
Condition 6(b)
(Redemption
and
Purchase
–
Redemption
at
the
option
of
the
Issuer),
Condition 6(c) (Redemption
and
Purchase –
Redemption due
to a
Tax
Event)
or
Condition 6(d)
(Redemption
and
Purchase
–
Redemption
due
to
a
Regulatory
Event),
interest
on
the
Notes
will
accrue
to
(but
excluding)
the
relevant Redemption
Date, and
will cease
to accrue
on such
Redemption Date;
provided, however,
that if
the payment
with respect
to any
Note is
improperly
withheld or refused on such Redemption
Date, interest will continue to accrue on
the principal amount
of such Note
(both before and
after judgment) at
the relevant
Interest Rate to the Relevant Date.
(ii)
Upon the occurrence
of a Trigger Event
or a Viability Event, interest
on the Notes
will cease to
accrue from (and
including) the date
on which such
Trigger Event
or Viability Event occurs.
(i)
Cancellation of interest; prohibited interest
(i)
The Issuer may, in its sole discretion, elect
to cancel all or part
of any payment of
interest
on
the
Notes
(including,
for
the
avoidance
of
doubt,
any
related
Additional
Amounts)
that
is
otherwise
scheduled
to
be
paid
on
an
Interest
Payment
Date.
This
subclause (i)(i)
is
without
prejudice
to
the
provisions
of
subclause (i)(ii) of
this Condition 5.
Non-payment of
any amount
of interest
by
the Issuer to
the Principal Paying
Agent will constitute
evidence of cancellation
of the relevant payment, whether or not notice of
cancellation has been given by
the Issuer.

If practicable,
the Issuer
shall provide
notice of
any cancellation
of interest
(in
whole or in part) pursuant to this subclause (i)(i) to the Holders on or prior to the relevant
Interest
Payment
Date.
If
practicable,
the
Issuer
shall
endeavour
to
provide
such
notice
at
least
five
Business
Days
prior
to
the
relevant
Interest
Payment
Date.
Failure
to provide
such notice
will not
have
any
impact on
the
effectiveness of, or otherwise
invalidate, any such
cancellation of interest,
or give
Holders any rights as a result of such failure.
(ii)
The Issuer will
be prohibited from
making, in whole
or in part,
any payment of
interest
on
the
Notes
(including,
for
the
avoidance
of
doubt,
any
related
Additional Amounts)
on the
relevant Interest
Payment Date
if and
to the
extent
that:
(A)
the amount of
Distributable Items as
at such
Interest Payment
Date is less
than the
sum of
(1) the amount
of such
interest payment,
plus (2) all
other
payments (other than
redemption payments) made
by UBS Group
AG on
or in respect of the
Notes or any Parity Obligations
or Junior Obligations
since the balance
sheet date of
the Relevant Accounts and
prior to such
Interest
Payment
Date,
plus
(3) all
payments
(other
than
redemption
payments) payable by UBS
Group AG on such
Interest Payment Date on
or in respect of any Parity Obligations or Junior Obligations, in the case
of
each
of
subclauses (1),
(2)
and
(3),
excluding
any
portion
of
such
payments
already
accounted
for
in
determining
the
amount
of
such
Distributable Items; and/or
(B)
UBS Group
AG is
not, or
will not
immediately after
the relevant
payment
of
interest
be,
in
compliance
with
all
applicable
minimum
capital
adequacy
requirements
of
the
National
Regulations
on
a
consolidated
( Finanzgruppe
)
basis
(for
the
avoidance
of
doubt,
it
being
understood
that
such
minimum
requirements
will
reflect
any
reduction
in
such
requirements granted
by
FINMA
to
the Group
pursuant
to
the
Capital
Adequacy Ordinance); and/or
(C)
FINMA has required the Issuer not to make such interest payment.
The Issuer shall
deliver a certificate
signed by the
Authorised Signatories to
the
Principal
Paying
Agent
and
shall
give
notice
in
accordance
with
Condition 14
( Notices
)
to
the
Holders,
in
each
case
as
soon
as
practicable
following
any
determination
that
interest
is
required
to
be
cancelled
pursuant
to
this
subclause (i)(ii)
or,
where
no
such
prior
determination
is
made,
promptly
following any Interest Payment Date on which interest
was scheduled to be paid
if such interest
is being cancelled
in accordance with
this subclause (i)(ii), to
such
effect setting out brief details as to the
amount of interest being cancelled
and the
reason therefor.
Failure to
provide such
certificate and
notice will
not have
any
impact on the
effectiveness of, or
otherwise invalidate, any
such cancellation or
give any Holder any rights as a result of such failure.
(iii)
If, on any
Interest Payment Date,
any payment of
interest scheduled to be
made
on such date is not made in full pursuant to subclause (i)(i) or subclause (i)(ii) of this Condition 5, UBS Group AG shall not, directly or indirectly,
(A)
recommend
to
Shareholders
that
any
dividend
or
other
distribution
in
cash or
in kind
(other than
in the
form of
Ordinary Shares)
be paid
or
made on any Ordinary Shares; or
(B)
redeem, purchase or
otherwise acquire any
Ordinary Shares other
than as
a Permitted Transaction,
in each
case unless
and until
(x) the interest
payment due
and payable
on the
Notes
on any
subsequent Interest
Payment Date
has been
paid in
full (or
an amount
equal
to the same has been
paid in full to
a designated third party trust
account for the

benefit of
the Holders
prior to
payment by
the trustee
thereof to
the Holders on
such subsequent
Interest Payment
Date) or,
if earlier,
(y) all outstanding
Notes
have been cancelled in accordance with these Terms and Conditions.
(iv)
Payments of interest on the Notes are not cumulative. Notwithstanding any other provision in these Terms and Conditions, the cancellation or non-payment of any interest amount
by virtue
of this
Condition 5(i) will
not constitute
a default
for
any purpose (including, without limitation, Condition 12 ( Events of Default )) on the
part
of
the
Issuer.
Any
interest
payment
not
paid
by
virtue
of
this
Condition 5(i)
will
not
accumulate
or
be
payable
at
any
time
thereafter,
and
Holders will have no right thereto.
(v)
If UBS Group AG determines, after consultation with FINMA, that the Notes do not, or will
cease to, fully
qualify as Additional
Tier 1 Capital, (A) the
Issuer shall
not,
to
the
extent
permitted under
National Regulations,
exercise
its
discretion
pursuant to
subclause (i)(i) of
this Condition 5
to cancel
any
interest payments
due on the Notes on any Interest Payment Date following the occurrence of such determination, and (B)
the Issuer
shall give notice
to the
Holders in
accordance
with
Condition 14
(
Notices
)
as
soon
as
practicable
after
such
determination
stating
that
the
Issuer
may
no
longer
exercise
its
discretion
pursuant
to
subclause (i)(i) of
this Condition 5
to cancel
any interest
payments as
from the
date of such notice.
6.
REDEMPTION AND PURCHASE
(a)
No fixed redemption date
The Notes are perpetual
securities in respect of
which there is no
fixed redemption date.
Unless
previously
redeemed
(including
by
way
of
Conversion
pursuant
to
Condition 8
( Conversion
)) or purchased and
cancelled in accordance with
this Condition 6 and subject
to
Condition 8
(
Conversion
),
the
Notes
are
perpetual
and
may
only
be
redeemed
or
purchased in accordance with this Condition 6.
(b)
Redemption at the option of the Issuer
Subject
to
clause (e) of
this
Condition 6,
the
Issuer
may
elect, in
its
sole
discretion,
to
redeem
the
Notes,
in
whole
but
not
in
part,
at
any
time
during
the
period
from
(and
including) the First Call Date to
(and including) the First Reset Date
or on any Reset Date
thereafter
at
their
aggregate
principal
amount,
together
with
any
accrued
and
unpaid
interest thereon to (but excluding) the relevant Redemption Date.
(c)
Redemption due to a Tax Event
(i)
Subject to clause (e)
of this Condition 6,
upon the occurrence
of a
Tax
Event at
any time after
the Issue Date,
the Issuer may
elect, in its
sole discretion, to
redeem
the
Notes,
in
whole
but
not
in
part,
on
the
relevant
Redemption
Date
at
their
aggregate principal
amount, together
with any
accrued and
unpaid interest
thereon
to (but excluding) such Redemption Date.
(ii)
A "
Tax
Event
" will have
occurred if the
Issuer in making
any payments on
the
Notes (A) has paid, or will or
would on the next payment date
be required to pay,
Additional Amounts,
or (B) has
paid, or
will or
would be
required to
pay,
any
additional Tax
in respect of the
Notes, in the case
of each of subclauses (A)
and
(B), under
the laws
or regulations
of a
Tax Jurisdiction or
any political
subdivision
thereof or
any authority
of or
in a
Tax
Jurisdiction or
any political
subdivision
thereof
having
the
power
to
impose,
levy,
collect,
withhold
or
assess
Taxes,
including, without limitation, any treaty to which a Tax Jurisdiction is a party, or any
generally
published
application
or
interpretation
of
such
laws
(including,
without limitation,
a decision
of any
court or
tribunal, any
generally published
application
or
interpretation
of
such
laws
by
any
relevant
tax
authority
or
any

generally published pronouncement by any
relevant tax authority), and the Issuer
cannot avoid the foregoing by taking measures reasonably available to it.
(d)
Redemption due to a Regulatory Event
(i)
Subject
to
clause (e)
of
this
Condition 6,
upon
the
occurrence
of
a
Regulatory
Event at any time after the Issue Date, the Issuer may elect, in its sole discretion, to redeem the Notes, in
whole but not in part,
on the relevant Redemption Date
at
their aggregate
principal amount,
together with
any accrued
and unpaid interest
thereon to (but excluding) such Redemption Date.
(ii)
A " Regulatory Event
" will have
occurred if any
of the Notes
ceases to
be eligible
in full to be (A) treated as Additional Tier
1 Capital, and/or (B) counted towards
either
the
Going-Concern
LR
Requirement
or
the
Going-Concern
RWA
Requirement (or both).
(e)
Conditions for redemption
(i)
If the
Issuer elects
to redeem
the Notes
pursuant to
clause (b), (c)
or (d)
of this
Condition 6, then the Issuer shall give the Holders not less than
10 and not more
than 60 days' notice in
accordance with Condition 14 (
Notices ) (a " Redemption
Notice
"),
which
notice
shall,
subject
to
subclauses (ii)
and
(iii)
below,
be
irrevocable and
specify (x) the
clause of
this Condition 6
pursuant to
which the
redemption is
to be
made, and
(y) the date
(which date,
in the
case of
a redemption
pursuant to clause
(c) or
(d) of this
Condition 6, shall
be a Payment
Business Day)
on
which
the
Issuer
will
redeem
the
Notes
pursuant
to
such
clause
of
this
Condition 6 (such specified date, the " Redemption Date ").
(ii)
The
Issuer
may
only
redeem
the
Notes
pursuant
to
clause (b)
or
(c)
of
this
Condition 6
on
the
relevant
Redemption
Date
if
FINMA
has
approved
such
redemption on or
prior to such
Redemption Date,
if such approval
is then required
under applicable Swiss laws and regulations.
(iii)
The Issuer may only redeem the Notes pursuant to any clause of this Condition 6 on
the
relevant
Redemption
Date
if
no
Trigger
Event
or
Viability
Event
has
occurred prior to such Redemption Date.
(iv)
If
the
Issuer
elects
to
redeem
the
Notes
pursuant
to
clause (c)
or
(d)
of
this
Condition 6, then prior
to the publication
of the
Redemption Notice pursuant
to
subclause (i) above,
the Issuer
shall deliver
to the
Principal Paying
Agent (A) a
certificate
signed
by
the
Authorised
Signatories
stating
that
the
relevant
requirement or circumstance giving rise
to the right to redeem
under clause (c) or
(d), as
applicable, of
this Condition 6
is satisfied
and the
reasons therefor
and such
certificate will be conclusive and binding on the Holders, and
(B) in the case of a
redemption
pursuant
to
clause (c)
of
this
Condition 6
only,
an
opinion
of
independent legal advisers
of recognised standing to
the effect that circumstances
entitling
the
Issuer
to
exercise
its
right
of
redemption
under
clause (c)
of
this
Condition 6 have arisen.
(f)
Purchases
The Issuer or
any other member of
the Group or
any of their
respective affiliates may
at
any
time
purchase
Notes
at
any
price
in
the
open
market
or
otherwise,
provided
that
(i) such
purchase
complies
with
any
limits
or
conditions
to
which
any
member
of
the
Group
is
subject
under
applicable
banking
laws
and
regulations
at
the
time
of
such
purchase, (ii) other
than in
the case
of
purchases made
in connection
with stabilisation
measures in compliance with applicable law or
in connection with any market making in
the Notes,
FINMA has
approved such purchase
(if such
approval is
then required under
applicable Swiss laws
and regulations)
on or prior
to the date
of such purchase,
and (iii) no
Trigger
Event
or
Viability
Event
has
occurred
prior
to
the
date
of
such
purchase.
Any
Notes so purchased may, at the option of the
Issuer, be held, reissued, resold or cancelled.

(g)
Cancellation
All Notes
redeemed in
accordance with
this Condition 6
or by
way of
Conversion pursuant
to Condition 8
(
Conversion
) will
be cancelled
and may
not be
reissued or
resold;
provided ,
however
, that,
in the
case of
Notes redeemed
by way
of Conversion,
the Issuer
will not
take any action to cause such Notes
to be removed from the main
register (
Hauptregister )
of the Intermediary prior to the later of (i) the Conversion Date and (ii) the date on which the relevant Ordinary Shares
and/or cash proceeds
to be delivered by
the Settlement Share
Depository
or
the
Settlement
Shares
Offer
Agent,
as
the
case
may
be,
to
the
relevant
Holders pursuant to Condition 8 ( Conversion ) have been delivered.
(h)
Redemption of other instruments
For the avoidance
of doubt, it
is understood that,
if, upon the
occurrence of a
Tax
Event
or
a
Regulatory
Event,
the
Issuer
does
not
elect
to
redeem
the
Notes
pursuant
to
this
Condition 6,
nothing
in
this
Condition 6
or
any
other
provision
of
these
Terms
and
Conditions
will
prohibit
the
Issuer
from
redeeming
(whether
early,
at
maturity
or
otherwise) any
other instruments
issued by
any member
of the
Group pursuant
to the terms
thereof.
7.
TRIGGER EVENT AND VIABILITY EVENT
(a)
Trigger Event
(i)
Upon the
occurrence of
a Trigger Event,
a Conversion
will occur
on the
applicable
Trigger Event Conversion Date in accordance with Condition 8 ( Conversion ).
(ii)
A "
Trigger
Event
" will have
occurred if the
Issuer gives the
Holders a Trigger
Event Notice in accordance with clause (b) of this Condition 7.
(b)
Trigger Event Notice
(i)
If,
with
respect
to
any
Publication
Date,
the
Trigger
CET1 Ratio
as
of
such
Publication
Date
is
less
than
the
Threshold
Ratio,
the
Issuer
shall,
subject
to
subclauses (ii) and
(iii) of
this Condition 7(b),
give a
notice (a
"
Trigger
Event
Notice
")
to
the
Holders
in
accordance
with
Condition 14
(
Notices
)
(x) if
such
Publication Date
is an
Ordinary Publication Date,
within five
Business Days of
such Ordinary
Publication Date
(such fifth
Business Day,
the "
Trigger
Breach
Determination Date
", and the
date of such
notice, the "
Ordinary Trigger Event
Notice Date
"), and
(y) if such
Publication Date
is an
Extraordinary Publication
Date,
on
such
Extraordinary
Publication
Date
(the
"
Extraordinary
Trigger
Event Notice Date "), which notice shall:
(A)
state that the Trigger CET1 Ratio
as of such Publication
Date is less than
the Threshold Ratio, and a Conversion will take place;
(B)
specify
the
date
on
which
the
Conversion
will
take
place,
which
date
shall,
subject
to
postponement
pursuant
to
subclause (ii)
of
this
Condition 7(b), be no more than 20 Business Days after the date of such notice (the " Trigger Event Conversion Date ");
(C)
specify the Conversion Price in effect on
the date of such Trigger Event
Notice; and
(D)
specify
the
details
of
the
arrangement
for
the
settlement
of
the
Conversion (including
whether or
not the
Issuer will
appoint a
Settlement
Shares
Offer
Agent
to
conduct
a
Settlement
Shares
Offer
and,
if
the
Settlement Share Depository is
not SIX SIS, the
details of the Settlement
Share Depository).
(ii)
If a Trigger Event Notice is required
to be given pursuant to subclause (i) of this
Condition 7(b),
and
on
the
relevant
Publication
Date
any
Higher-Trigger

Contingent
Capital
is
outstanding
with
respect
to
which
either
(x) no
Higher-
Trigger Write-down/Conversion Notice has been
given prior to the
Trigger Event
Notice
Date
or
(y) a
Higher-Trigger
Write-down/Conversion
Notice
has
been
given prior to
the Trigger
Event Notice Date,
but the Trigger
Event Conversion
Date
is
scheduled
to
occur
prior
to
the
relevant
Higher-Trigger
Write-
down/Conversion Date,
(A)
in
the
case
of
subclause (x)
above,
the
giving
of
such
Trigger
Event
Notice will be
postponed until the
date on which
a Higher-Trigger Write-
down/Conversion
Notice
has
been
given
with
respect
to
all
such
outstanding
Higher-Trigger
Contingent
Capital
and
such
date
will
be
deemed to be the Trigger Event Notice Date; and
(B)
in
the
case
of
subclauses (x)
and
(y)
above,
if
the
Trigger
Event
Conversion Date is
scheduled to occur
prior to the
Higher-Trigger Write-
down/Conversion Date (or, in the case of more than one
Higher-Trigger
Write-down/Conversion
Date,
the
latest
Higher-Trigger
Write-
down/Conversion
Date),
the
Trigger
Event
Conversion
Date
will
be
postponed
to
the
Higher-Trigger
Write-down/Conversion
Date
(or
the
latest Higher-Trigger
Write-down/Conversion
Date, as
applicable) and
such postponement shall be specified in such Trigger Event Notice.
(iii)
If (A) a Trigger Event Notice
is required to be given pursuant to
subclause (i) of
this Condition 7(b)
in relation to
an Ordinary Publication
Date, and
(B) prior to
the
earlier
of
the
Ordinary
Trigger
Event
Notice
Date
and
the
Trigger
Breach
Determination Date, FINMA, upon the request of UBS Group AG, has agreed in writing that a Conversion is
not required as a result
of actions taken by the
Group
or circumstances or events, in each case, that have had, or imminently will have, the effect of restoring
the CET1 Ratio as of
the Balance Sheet Date
relating to the
relevant Ordinary Publication Date, after giving pro forma effect to such actions, circumstances or
events, to
a level
above the
Threshold Ratio
that FINMA
and
UBS Group AG
deem, in their
sole discretion, to
be adequate at
such time, (x) the
Issuer shall not
give such
Trigger Event
Notice pursuant to
subclause (i) of this
Condition 7(b) in relation
to the relevant
Ordinary Publication Date,
and (y) the
Issuer
shall
give
notice
to
the
Holders
on
or
prior
to
the
Trigger
Breach
Determination
Date
in
accordance
with
Condition 14
(
Notices
),
which
notice
shall
state
that
no
Conversion
will
occur
in
relation
to
the
relevant
Ordinary
Publication Date.
(c)
Viability Event
(i)
Subject to
clause (e) of
this Condition 7,
upon the
occurrence of
a Viability Event:
(A)
the Issuer shall
give notice (a
"
Viability Event
Notice
") to the
Holders
in accordance with Condition 14
(
Notices
) within three days
of the date
on which such Viability Event occurred, which notice shall:
(1)
state that a
Viability Event
has occurred and
a Conversion will
take place;
(2) specify the date on which the Conversion will take place, which date
shall
be
no
more
than
20 Business
Days
following
the
occurrence
of
the
Viability
Event
(the
"
Viability
Event
Conversion Date ");
(3)
specify
the
Conversion
Price
in
effect
on
the
date
of
such
Viability Event Notice; and
(4)
specify the details of
the arrangements for the
settlement of the
Conversion (including, if
the Settlement Share
Depository is not
SIX SIS, the details of the Settlement Share Depository); and

(B)
a
Conversion will
occur
on
the
applicable Viability
Event
Conversion
Date in accordance with Condition 8 ( Conversion ).
(ii)
A " Viability Event
" will have
occurred if prior
to an
Alternative Loss
Absorption
Date (if any):
(A)
FINMA has notified UBS Group
AG in writing that it
has determined a
conversion or write-down, as applicable, of holders' claims in respect of the
Notes
and
all
other
capital
instruments
issued
by,
or
other
capital
obligations (whether
qualifying fully
or partially
for
capital treatment)
of, any member of
the Group that,
pursuant to their terms
or by operation
of law, are capable of being converted
into equity or written
down at that
time,
is,
because
customary
measures
to
improve
the
Group
Holding
Company's capital adequacy are
at the time inadequate
or infeasible, an
essential
requirement
to
prevent
the
Group
Holding
Company
from
becoming insolvent, bankrupt, unable
to pay a
material part of
its debts
as they fall due or unable to carry on its business; or
(B)
customary measures
to improve
the Group
Holding Company's
capital
adequacy being at the
time inadequate or infeasible,
the Group Holding
Company has
received an
irrevocable commitment of
direct or
indirect
extraordinary
support
from
the
Public
Sector
(beyond
customary
transactions
and
arrangements
in
the
ordinary
course)
that
has,
or
imminently
will
have,
the
effect
of
improving
the
Group
Holding
Company's capital adequacy and without which, in
the determination of
(and
as
notified
in
writing
by)
FINMA,
the
Group
Holding
Company
would have become insolvent, bankrupt, unable to pay a material part of its debts as they fall due or unable to carry on its business.
For
the
avoidance
of
doubt,
it
is
understood
that
a
Viability
Event
may
occur
irrespective of whether or not a
Trigger Event has occurred or whether any of
the
conditions to the issuance of a Trigger Event Notice have been met.
(d)
Determination of CET1 Ratio and Trigger CET1 Ratio
With respect to any Publication Date, (i) the CET1 Ratio as of the relevant Balance Sheet
Date, (ii) the Trigger CET1 Ratio as of such Publication Date and (iii) the components of both of
the foregoing, in
each case,
as published on
such Publication Date,
will be
final
for purposes of this Condition 7, and any revisions, restatements or adjustments to any of the calculations
described in
subclauses (i) through
(iii) above
subsequently published
will
have no effect for purposes of this Condition 7.
(e)
Alternative loss absorption
In
the
event
of
the
implementation
of
any
new,
or
amendment
to
or
change
in
the
interpretation of any
existing, laws or
components of National
Regulations, in each
case
occurring after the Issue
Date, that alone or
together with any other
law(s) or regulation(s)
has, in the
joint determination of
UBS Group AG
and FINMA, the
effect that
clause (c)
of this Condition 7 could
cease to apply to
the Notes without giving
rise to a Regulatory
Event, then
the Issuer
shall give
notice to
the Holders
in accordance
with Condition 14
( Notices ) no later than five Business Days after such joint determination stating that such provisions
will
cease
to
apply
from
the
date
of
such
notice
(the
"
Alternative
Loss
Absorption Date "), and from the date of such notice, such provisions will cease to apply to the Notes.

8.
CONVERSION
(a)
Conversion upon a Trigger Event or a Viability Event
If the Issuer
has given a
Trigger Event Notice
or a Viability
Event Notice in
accordance
with Condition 7 ( Trigger Event and Viability Event ), then:
(i)
each Note shall, subject to and as provided in
this Condition 8, be redeemed and
settled (the " Conversion
") on the applicable Conversion Date
by (x) the delivery
of new fully
paid Ordinary Shares to
the Settlement Share Depository
on behalf
of the Holders, and (y) the cancellation of any accrued and unpaid interest on the
Notes (whether or not due and payable); and
(ii)
receipt by the Settlement
Share Depository of such
number of Ordinary Shares
as
is required to satisfy in full its obligation to deliver Ordinary Shares in respect of the Conversion on the applicable Conversion Date
shall be a good and complete
discharge of
the Issuer's
(and, if
UBS Group
AG is
not the
Issuer,
UBS Group
AG's) obligations in respect of the Notes.
In the case
of the Ordinary
Shares to be
delivered upon Conversion,
as from the
applicable
Share Creation Date for such
Ordinary Shares, there is no
provision for the reconversion
of such Ordinary Shares into Notes.
(b)
Recourse for Ordinary Shares
Holders shall
have recourse
only to
the Issuer
for the issue
and delivery
of Ordinary
Shares
to the
Settlement Share
Depository pursuant
to these
Terms
and Conditions.
After such
delivery
to
the
Settlement
Share
Depository,
Holders
shall
have
recourse
only
to
the
Settlement Share
Depository (or
any relevant
intermediary) for
the delivery
to them
of
such Ordinary Shares or, in the circumstances described in clause (h) of this Condition 8, any cash amounts to which such Holders are entitled under clause (h) of this Condition 8.
(c)
Conversion Price and determination of number of Ordinary Shares
(i)
Upon the
occurrence of
a Trigger
Event or
a Viability
Event, as
at the
date on
which the relevant Trigger Event Notice or Viability Event Notice, as applicable,
is published, each Holder
shall be deemed to
have accepted, and hereby
accepts
and agrees, (A) to the conversion of its holding
of Notes into Ordinary Shares at
the Conversion Price provided for
herein and that, where necessary
under Swiss
law,
the Settlement Agent
shall effect
such conversion on
such Holder's
behalf,
and (B) that its obligation to pay up the Ordinary Shares to be issued shall be set
off against
its claim
for repayment
of the
principal amount
upon redemption
of
the Notes, which claim shall be deemed to be due and payable immediately prior to the
time on
the Share
Creation Date
when, as
a matter
of Swiss
law, the relevant
Ordinary Shares are
paid up. Such Ordinary
Shares shall be
paid up and issued
on
the Share Creation Date whereupon
the Holders shall cease as
a matter of Swiss
law to be treated for all purposes under Swiss law as Holders and shall instead as of such date be treated for all purposes under Swiss law as Shareholders.
(ii)
Subject
to
clause (g)
of
this
Condition 8,
the
Issuer,
with
the
assistance
of
the
Settlement Agent, where
necessary under Swiss
law, shall issue and deliver
to the
Settlement Share Depository on the
applicable Conversion Date such number of
Ordinary
Shares
in
respect
of
each
Holder
as
is
determined
by
the
Settlement
Agent by dividing the
aggregate principal amount of Notes
held by such Holder
on the applicable Conversion
Date by the Conversion
Price in effect
on the date
of relevant Trigger
Event Notice or
Viability
Event Notice, as
the case may
be.
The
Settlement
Agent
shall
determine
such
number
of
Ordinary
Shares
in
accordance with this subclause (ii) as soon as practicable after publication of the relevant Trigger Event Notice or Viability Event Notice, as applicable.
(iii)
The
initial
Conversion
Price
per
Ordinary
Share
in
respect
of
the
Notes
is
specified in the definition thereof. The Conversion Price is subject to adjustment to (and including)
the date of
the relevant Trigger Event
Notice or Viability Event
Notice, as
the case
may be,
in the
circumstances described
in clause (d)
of this
Condition 8.
(d)
Anti-dilution adjustment of the Conversion Price
(i)
Upon
the occurrence
of
any of
the
events described
below
after 23
September
2025, the Conversion Price will be adjusted by the Issuer as follows:
(A)
If there is
a consolidation, reclassification, redesignation
or subdivision
in
relation
to
the
Ordinary
Shares
that
alters
the
number
of
Ordinary
Shares in issue, the Conversion Price
will be adjusted by multiplying the
Conversion
Price
in
force
immediately
prior
to
such
consolidation,
reclassification, redesignation or subdivision by the following fraction:
where:
A
is the aggregate number of Ordinary Shares in issue immediately before
such consolidation, reclassification, redesignation
or subdivision, as the
case may be; and
B
is the
aggregate number
of Ordinary
Shares in
issue immediately
after,
and as
a result
of, such
consolidation, reclassification,
redesignation or
subdivision, as the case may be.
Such adjustment
will become
effective on
the date
on which
the consolidation,
reclassification, redesignation or subdivision, as the case may be, takes effect.
(B)
If UBS Group AG issues any Ordinary Shares to Shareholders as a class credited
as
fully
paid
by
way
of
capitalisation
of
profits
or
reserves
(including
any
share
premium
account
or
capital
redemption
reserve)
other
than (x) where
any such
Ordinary Shares
are or
are to
be
issued
instead of the whole or part of a Cash Distribution that the Shareholders would
or
could
otherwise
have
elected
to
receive,
(y) where
the
Shareholders
may
elect
to
receive
a
Cash
Distribution
in
lieu
of
such
Ordinary
Shares
or
(z) where
any
such
Ordinary
Shares
are
or
are
expressed
to
be
issued
in
lieu
of
a
dividend
(whether
or
not
a
Cash
Distribution equivalent
or amount
is announced
or would
otherwise be
payable to the Shareholders,
whether at their election
or otherwise), the
Conversion Price
will be
adjusted by
multiplying the
Conversion Price
in force immediately prior to such issue by the following fraction:
where:
A
is the aggregate number of Ordinary Shares in issue immediately before
such issue; and
B
is the
aggregate number
of Ordinary
Shares in
issue immediately
after
such issue.
Such
adjustment
shall
become
effective
on
the
date
of
issue
of
such
Ordinary
Shares.
(C)
If
UBS
Group
AG
makes
or
pays
an
Extraordinary
Distribution
to
Shareholders, the
Conversion Price
will be
adjusted by
multiplying the

Conversion Price in force immediately prior to the Effective Date by the following fraction:
where:
A
is the Current Market Price of one Ordinary Share on the Effective Date
(translated,
if
necessary,
into
the
Relevant
Currency
at
the
Prevailing
Rate on the Effective Date); and
B
is the portion of the
aggregate Extraordinary Distribution attributable to
one Ordinary Share, with such portion being determined by dividing the aggregate Extraordinary Distribution by
the number of Ordinary
Shares
entitled
to
receive
the
relevant
Extraordinary
Distribution.
If
the
Extraordinary Distribution
shall be expressed
in a currency
other than the
Relevant Currency,
it shall
be converted
into the
Relevant Currency
at
the Prevailing Rate on the relevant Effective Date.
Such adjustment shall become effective on the Effective Date.
For purposes of
this subclause (C), "
Effective Date
" means (x) the
first date on
which
the Ordinary
Shares
are traded
ex-the Extraordinary
Distribution on
the
Relevant Stock Exchange or (y) if there is no Relevant Stock Exchange, the first
date upon which the adjusted Conversion Price is capable of being determined in accordance with this subclause (C).
(D)
If UBS Group AG
issues Ordinary Shares to
Shareholders as a class
by
way of
rights or
UBS Group
AG or
any other
member of
the Group
or
(at the direction or request or pursuant to
arrangements with UBS Group
AG or any other member
of the Group) any other Person
issues or grants
to Shareholders as
a class by
way of rights,
any options, warrants
or other
rights to subscribe
for or purchase
Ordinary Shares,
or any Securities
that
by their terms of
issue carry (directly or indirectly)
rights of conversion
into, or exchange or subscription
for, any Ordinary Shares (or shall
grant
any such rights
in respect of
existing Securities so
issued), in each
case
at a price per Ordinary Share that is less than 95 per cent. of the
Current
Market
Price
per
Ordinary
Share
on
the
Effective
Date
(translated,
if
necessary,
into
the
Relevant
Currency
at
the
Prevailing
Rate
on
the
Effective Date), the Conversion
Price will be
adjusted by multiplying
the
Conversion Price in force immediately prior to the Effective Date by the following fraction:
where:
A
is the number of Ordinary Shares in issue on the Effective Date;
B
is the
number of
Ordinary Shares
that the
aggregate consideration
(if any)
receivable
for
the
Ordinary
Shares
issued
by
way
of
rights,
or
for
the
Securities issued by way of rights, or for
the options or warrants or other
rights issued
by way
of rights
and for
the total
number of
Ordinary Shares
deliverable
on
the
exercise
thereof,
would
purchase
at
such
Current
Market
Price
per
Ordinary
Share
on
the
Effective
Date
(translated,
if
necessary,
into
the
Relevant
Currency
at
the
Prevailing
Rate
on
the
Effective Date); and
C
is the number
of Ordinary Shares
to be issued
or the maximum
number
of
Ordinary
Shares
that
may
be
issued
upon
exercise
of
such
options,

warrants
or
rights
calculated
as
at
the
date
of
issue
of
such
options,
warrants or rights
or upon conversion
or exchange or
exercise of rights
of subscription
or purchase
in respect
thereof at
the initial
conversion,
exchange, subscription or purchase price or rate, as the case may be, provided that, if on
the Effective Date,
such number of Ordinary
Shares is to be
determined by reference to the
application of a formula or
other variable feature
or the occurrence of any event at some subsequent time, then for the purposes of this subclause (D), "C" will be
determined by the application of such
formula or
variable
feature
or
as
if
the
relevant
event
occurs
or
had
occurred
as
at
the
Effective
Date
and
as
if
such
conversion,
exchange,
subscription,
purchase
or
acquisition had taken place on the Effective Date.
Such adjustment shall become effective on the Effective Date.
For purposes of
this subclause (D), "
Effective Date
" means (x) the
first date on
which the Ordinary Shares are traded ex-rights, ex-options or ex-warrants on the
Relevant Stock Exchange or (y) if there is no Relevant Stock Exchange, the first
date upon which the adjusted Conversion Price is capable of being determined in accordance with this subclause (D).
For purposes of any calculation of the consideration receivable or price pursuant to this subclause (D), the following provisions shall apply:
(1)
the
aggregate
consideration
receivable
or
price
for
Ordinary
Shares
issued for cash shall be the amount of such cash;
(2)
(x) the aggregate
consideration receivable
or price
for Ordinary
Shares
to
be
issued
or
otherwise
made
available
upon
the
conversion
or
exchange
of
any
Securities
will
be
deemed
to
be
the
consideration
or
price received or receivable
for any such Securities
and (y) the aggregate
consideration
receivable
or
price
for
Ordinary
Shares
to
be
issued
or
otherwise
made
available
upon
the
exercise
of
rights
of
subscription
attached to any
Securities or upon
the exercise of
any options, warrants
or rights will be deemed to be that part (which may be
the whole) of the
consideration or price
received or receivable
for such Securities
or, as the
case may
be, for
such options,
warrants or
rights that
are attributed
by
UBS Group
AG
to
such rights
of
subscription or,
as
the
case may
be,
such options,
warrants or
rights or,
if no
part of
such consideration
or
price is so
attributed, the Fair
Market Value of such rights
of subscription
or, as the case may be, such options, warrants or rights as at the relevant
Effective Date, plus in
the case of each of
subclauses (x) and (y) above,
the additional minimum
consideration receivable or
price (if
any) upon
the conversion
or exchange
of such
Securities, or
upon the
exercise of
such rights or subscription attached thereto or,
as the case may be, upon
exercise
of
such
options,
warrants
or
rights,
and
(z) the
consideration
receivable or price per Ordinary Share upon the conversion or exchange of, or
upon the exercise
of such rights
of subscription attached
to, such
Securities
or,
as
the
case
may
be,
upon
the
exercise
of
such
options,
warrants or rights will be the
aggregate consideration or price referred to
in subclause (x) or
(y) above (as
the case may
be), divided by
the number
of
Ordinary Shares
to
be
issued upon
such conversion
or
exchange
or
exercise at the initial conversion, exchange or subscription price or rate;
(3)
if the consideration or
price determined pursuant to
subclause (1) or (2)
above (or any
component thereof) is
expressed in a
currency other than
the Relevant Currency,
it shall be converted into
the Relevant Currency
at
the
Prevailing
Rate
on
the
relevant
Effective
Date
(in
the
case
of

subclause (1) above) or
the relevant date
of first public
announcement (in
the case of subclause (2) above);
(4)
in
determining
the
consideration
or
price
pursuant
to
the
above,
no
deduction
shall
be
made
for
any
commissions
or
fees
(howsoever
described) or
any expenses
paid or incurred
for any
underwriting, placing
or management of the issue of
the relevant Ordinary Shares or Securities
or options, warrants or rights, or otherwise in connection therewith; and
(5)
the consideration or price
shall be determined as
provided above on the
basis of the consideration or price
received, receivable, paid or payable,
regardless of
whether all
or part
thereof is
received, receivable, paid
or
payable by or to UBS Group AG or another entity.
(E)
If UBS
Group AG
determines, in
its sole
discretion, that,
notwithstanding
subclauses (A)
to
(D)
of
this
Condition 8(d)(i),
a
reduction
to
the
Conversion Price
should be
made as
a result
of one
or more
events or
circumstances not referred to in
this Condition 8(d)(i) that would require
an
adjustment
to
the
Conversion
Price
in
order
to
comply
with
Swiss
mandatory
law
on
the
protection
of
holders
of
instruments
that
may
convert into shares
issued out of
capital range (
Kapitalband ), conditional
capital ( bedingtes Kapital
) or Conversion Capital,
the Conversion Price
will be
reduced (either
generally or
for a
specified period)
in such
manner
and with
effect from
such date
as UBS
Group AG
shall determine
and
the
Issuer
shall
notify
to
the Holders
in
accordance with
Condition 14
( Notices ).
(ii)
Notwithstanding subclause (i) of this Condition 8(d):
(A)
where
(1) the events or circumstances giving rise to any adjustment to the
Conversion Price have resulted
or will result in an
adjustment to
the Conversion Price; or
(2)
more
than
one
event
that
gives
rise
to
an
adjustment
to
the
Conversion Price occurs within such a short period of time,
that, in the opinion
of UBS Group AG,
a modification to the
operation of
the adjustment
provisions set
forth in
this Condition 8(d)
is required
to
give the intended result, such modification will be made to the operation
of the
adjustment provisions
set forth
in this
Condition 8(d) as
may be
determined by an Independent
Adviser to be in its
opinion appropriate to
give the intended result, including to ensure
that (x) an adjustment to the
Conversion Price or
the economic effect
thereof shall not
be taken
into
account
more
than
once,
(y) the
economic
effect
of
an
Extraordinary
Distribution is not taken into
account more than once, and
(z) to reflect a
redenomination of
the issued
Ordinary Shares
for the
time being
into a
new currency;
(B)
any
adjustment
to
the
Conversion
Price
will
be
subject
to
such
Conversion Price (translated, if
necessary, into the currency in which the
par
value
of
an
Ordinary
Share
is
denominated
at
the
time
such
adjustment
becomes
effective
at
the
then-prevailing
exchange
rate
as
determined by
the Issuer) not
being less than
the par value
of an Ordinary
Share at such time;
(C)
UBS Group AG
shall not take
any action, and
shall procure
that no action
is taken, that would otherwise result
in an adjustment to the Conversion
Price (translated, if
necessary, into the currency in
which the par value
of
an Ordinary Share is denominated at the time of such action
at the then-

prevailing exchange
rate as
determined by
the Issuer)
to below
the par
value of an Ordinary Share then in effect;
(D)
if
any
doubt
arises
as
to
whether
an
adjustment
is
to
be
made
to
the
Conversion Price or
as to the
appropriate adjustment to
the Conversion
Price,
the
Issuer
may
in
its
sole
discretion
appoint
an
Independent
Adviser
and,
following
consultation
between
the
Issuer
and
such
Independent Adviser,
a written opinion
of such Independent
Adviser in
respect
thereof
will
(in
the
absence
of
wilful
default,
bad
faith
and
manifest error) be conclusive and binding on the Issuer and the Holders;
(E)
no
adjustment
will
be
made
to
the
Conversion
Price
where
Ordinary
Shares
or
other
securities
(including
rights,
warrants
and
options)
are
issued, offered, exercised, allotted, purchased, appropriated, modified or granted
to,
or
for
the
benefit
of,
employees
or
former
employees
(including directors holding
or formerly holding
executive office or
the
personal
service
company
of
any
such
person)
or
their
spouses
or
relatives, in
each case,
of UBS
Group AG
or any
of its
subsidiaries or
any
associated
company
or
to
a
trustee
or
trustees
to
be
held
for
the
benefit
of
any
such
person,
in
any
such
case
pursuant
to
any
share
or
option scheme; and
(F)
on any
adjustment, if
the resultant
Conversion Price
has more
decimal
places than
the initial
Conversion Price,
it will
be rounded
to the
same
number of decimal places as the initial Conversion Price. No adjustment will be
made to
the Conversion
Price where
such adjustment
(rounded
down if
applicable) would be
less than
one per
cent. of
the Conversion
Price then in effect. Any adjustment not required to be made, and/or any amount by which the
Conversion Price has been
rounded down, will be
carried forward
and taken
into account
in any
subsequent adjustment,
and
such subsequent
adjustment will
be made on
the basis that
the adjustment
not required
to be made
had been
made at the
relevant time and/or
that
the relevant rounding down had not been made, as the case may be.
(iii)
The
Issuer
shall
give
notice
of
any
adjustments
to
the
Conversion
Price
made
pursuant to
this Condition 8(d)
to the
Holders in
accordance with
Condition 14
( Notices ) promptly after the determination thereof.
(iv)
References
in
these
Terms
and
Conditions
to
any
issue
or
offer
or
grant
to
Shareholders "as a class" or "by way
of rights" shall be taken to be
references to
an
issue
or
offer
or
grant
to
all
or
substantially
all
Shareholders,
other
than
Shareholders to whom, by reason
of the laws of
any territory or requirements of
any recognised regulatory body or any other stock exchange or securities market in any territory or in connection with fractional entitlements, it is determined not to make such issue or offer or grant.
(e)
Qualifying Relevant Event
(i)
Upon
the occurrence
of
a
Relevant Event
that is
a
Qualifying Relevant
Event,
then:
(A)
upon the
occurrence of
a Trigger
Event or
a Viability
Event where
the
applicable
Conversion
Date
falls
on
or
after
the
New
Conversion
Condition Effective Date,
(1)
the Notes
shall be
converted on
such Conversion
Date into,
or
be exchanged on such Conversion Date for, as the case may be,
Relevant
Shares
of
the
Approved
Entity,
mutatis
mutandis
as
provided in
accordance with
this Condition 8,
at a
Conversion
Price that shall be the New Conversion Price; and

(2) the Issuer shall procure the issue and/or delivery of the relevant number of
Relevant Shares
of the
Approved Entity
in the
manner
provided in
this Condition 8
(as may
be amended
as described
in the definition of the term New Conversion Condition); and
(B)
the
New
Conversion
Price
shall
be
subject
to
adjustment
in
the
circumstances
provided
in
this
Condition 8
for
the
adjustment
of
the
Conversion Price (if necessary
with such amendments as
an Independent
Adviser shall
determine to
be appropriate)
and the
Issuer shall
give notice
in
accordance
with
Condition 14
(
Notices
)
to
the
Holders
of
the
New
Conversion Price and of any such amendments thereafter.
(ii)
Upon the occurrence
of a Relevant
Event, the Issuer
shall give notice
thereof to
the Holders in accordance
with Condition 14 (
Notices ) within 10 Business Days
following the occurrence of such Relevant Event, which notice shall:
(A)
specify the identity of the Acquiror;
(B)
specify whether the Relevant Event
is a Qualifying Relevant
Event or a
Non-Qualifying Relevant Event;
(C)
in the case of a Qualifying Relevant Event, specify the New Conversion
Price; and
(D)
if applicable, specify the New Conversion Condition Effective Date.
(iii)
For
the avoidance
of doubt,
upon
the occurrence
of
a Relevant
Event
that is
a
Non-Qualifying
Relevant
Event,
the
provisions
of
this
Condition 8(e)
shall
(subject to
the subsequent
operation of
this Condition 8(e)
upon the
occurrence
of
a
subsequent
Relevant
Event)
not
apply,
and
the
Notes
will
continue
to
be
convertible
into
Ordinary
Shares
pursuant
to
and
in
accordance with
the
other
provisions
of
this
Condition 8
(
Conversion
),
if
and
when
the
Issuer
gives
a
Trigger Event Notice or a Viability Event Notice in accordance with Condition 7
(
Trigger Event and Viability
Event
).
(iv)
For purposes of these Terms and Conditions:
" Acquiror
" means the
Person (including a
Governmental Entity) that,
following a Relevant
Event,
controls UBS Group AG.
" Approved Entity
" means an
Acquiror that is
body corporate that
is incorporated or
established
under the laws of
an OECD member state
and that, on
the occurrence of the
Relevant Event, has
in issue Relevant Shares.
"
Governmental
Entity
"
means
(x) the
Swiss
Confederation,
(y) an
agency
of
the
Swiss
Confederation
or
(z) a
person
or
entity
(other
than
a
body
corporate)
controlled
by
the
Swiss
Confederation or any
such agency referred
to in
clause (y) of this
definition;
provided
, however ,
that, if UBS Group AG
is at any time organised in
a jurisdiction outside of Switzerland,
references
in this
definition to
"the Swiss
Confederation" shall
be read
as references
to the
government of
such other jurisdiction.
The " New Conversion Condition " shall be satisfied in respect of a Relevant Event if, by no later than seven days following the occurrence of
such Relevant Event, (x) UBS Group AG has,
to the
satisfaction of UBS Group
AG, entered into arrangements with
the Approved Entity that provide
for delivery of Relevant Shares of the Approved Entity on Conversion on
terms
mutatis mutandis
as
provided
in
the
provisions
of
this
Condition 8,
and
(y) the
Issuer
has
entered
into
such
agreements and arrangements, and
made such amendments to
these Terms and Conditions, as may
be
required
to ensure
that, with
effect
from the
New
Conversion Condition
Effective
Date, the
Notes shall, following the occurrence of a Trigger Event or a Viability
Event, be convertible into,
or exchangeable
for, Relevant Shares
of the
Approved Entity,
mutatis mutandis
in accordance
with,
and subject to,
this Condition 8 (as
may be so
amended) at the
New Conversion Price;
provided ,
however
,
that,
any
failure
to
enter
into
the
arrangements
and
agreements
and/or
make
the

amendments described in
clauses (x) and (y)
of this definition
shall not constitute a
default or an
Event of Default under these Terms and Conditions.
"
New Conversion
Condition Effective
Date
" means
the date
with effect
from which
the New
Conversion Condition has been satisfied.
"
New Conversion
Price
" means,
in respect
of any
Conversion Date
falling on
or after
the New
Conversion Condition Effective Date, the amount determined
by the Issuer in accordance with the
following formula:
where:
NCP
is the New Conversion Price.
ECP
is
the
Conversion
Price
in
effect
on
the
last
dealing
day
prior
to
the
New
Conversion Condition Effective Date.
VWAPRS
is the average of
the Volume
Weighted Average
Price of the Relevant Shares
of
the Approved Entity (translated, if necessary, into AUD at
the Prevailing Rate on
the
relevant
dealing
day)
on
each
of
the
five
dealing
days
ending
on
the
last
dealing day
prior to
the date
on which
the Relevant
Event occurred
(and where
references in
the definition
of "Volume
Weighted
Average
Price" to
"Ordinary
Shares" shall be construed as a reference to the Relevant Shares of the Approved
Entity and
in the
definition of
"dealing day",
references to
the "Relevant
Stock
Exchange"
shall
be
to
the
primary
Recognised
Stock
Exchange
on
which
the
Relevant
Shares
of
the
Approved Entity
are then
listed,
admitted
to
trading or
accepted for dealing).
VWAPOS
is
the
average
of
the
Volume
Weighted
Average
Price
of
the
Ordinary
Shares
(translated, if necessary, into AUD at the Prevailing
Rate on the relevant dealing
day) on each
of the five
dealing days ending
on the last
dealing day prior
to the
date on which the Relevant Event occurred.
"
Non-Qualifying
Relevant
Event
"
means
a
Relevant
Event
that
is
not
a
Qualifying
Relevant
Event.
" Qualifying Relevant Event " means a Relevant Event where:
(A)
the Acquiror is an Approved Entity; and
(B)
the New Conversion Condition is satisfied.
A " Relevant Event " will have occurred if, at any time after the Issue Date, any Person or Persons acting
in
concert
acquires
control
of
UBS
Group
AG
(other
than
as
a
result
of
an
Exempt
Reorganisation).
For
the
purposes
of
this
definition
"Relevant
Event",
"
control
"
means
the
acquisition
or
holding
of
legal
or
beneficial ownership
of
more
than
95
per
cent.
of
the
issued
Ordinary Shares of UBS Group AG (whether obtained directly or indirectly and whether obtained by ownership of share capital, contract
or otherwise) and, as a
consequence thereof, the Ordinary
Shares are
no longer
admitted to
trading on
any Recognised
Stock Exchange,
and "
controlled "
shall be construed accordingly.
" Relevant Shares
" means, in respect of an Acquiror, ordinary share capital of such Acquiror that
constitutes equity share
capital or the
equivalent (or depositary
or other receipts
representing the
same) that is listed and admitted to trading on a Recognised Stock Exchange.
(f)
Procedure for settlement and delivery of Ordinary Shares
on Conversion
Ordinary Shares to be issued on Conversion shall be delivered subject to and as provided below.

(g)
Fractions
Fractions of Ordinary Shares will not be
issued or delivered pursuant to these Terms
and
Conditions on Conversion and no cash payment will be made in lieu thereof.
The number
of Ordinary Shares to be
issued and delivered to the Settlement
Share Depository for the
benefit of
each Holder
in respect
of a
Conversion shall
be calculated
by the
Settlement
Agent on the basis of the aggregate principal
amount of Notes held by such Holder on
the
applicable Conversion Date and rounded down,
if necessary, to the nearest whole number
of Ordinary Shares.
(h)
Procedure for delivery in respect of a Conversion
(i)
UBS
Group
AG,
with
the
assistance
of
the
Settlement
Agent
where
necessary
under Swiss
law,
shall on
or prior
to the
applicable Conversion
Date issue
and
deliver to the Settlement Share Depository such number of Ordinary Shares as is required to satisfy in full its obligation to deliver Ordinary Shares to the Holders
in respect
of the
Conversion on
the applicable
Conversion Date. Receipt
by the
Settlement
Share
Depository
of
such
Ordinary
Shares
shall
be
a
good
and
complete discharge of the Issuer's (and, if UBS Group AG is not the Issuer, UBS
Group AG's) obligations in respect of the Notes.
(ii)
Subject to
the making
of
a Settlement
Shares Offer
and as
otherwise provided
herein,
the
Settlement
Agent
shall
give
instructions
to
the
Settlement
Share
Depository
for
the
relevant
Ordinary
Shares
to
be
delivered
by
the
Settlement
Share
Depository
on
the
applicable
Conversion
Date
to
the
Holders,
and
the
Settlement Share
Depository shall
take such
actions as
are customary
to effect
such
delivery
of
such
Ordinary
Shares
to
the
Holders
on
the
applicable
Conversion Date.
(iii)
In respect of a
Conversion as a result
of the occurrence of a
Trigger Event only,
following receipt by the Settlement Share Depository of the Ordinary Shares and
the resulting good and complete
discharge of the Issuer's obligations
in respect of
the Notes
as described
in subclause (i)
above, the
Issuer may, in
its sole
discretion,
appoint
a
placement
agent
(the
"
Settlement
Shares
Offer
Agent
")
acting
on
behalf, and for
the accounts, of
the Holders to
conduct an offering
of the Ordinary
Shares
to
which
the
Holders
are
otherwise
entitled
(a
"
Settlement
Shares
Offer
"). In the relevant Trigger Event Notice,
the Issuer shall notify the Holders
whether
it
will
appoint
such
Settlement
Shares
Offer
Agent
to
conduct such
a
Settlement Shares Offer. If it does so appoint a Settlement Shares Offer Agent, it will
instruct
the
Settlement
Share
Depository
to
deliver
the
relevant
Ordinary
Shares to
or to
the order
of the
Settlement Shares
Offer Agent
for this
purpose
prior to
the end
of the
Offer Settlement
Period. Such
Settlement Shares
Offer shall
be
made
(x) in
the
currency
of
the
Issuer's
choosing
and
at
a
cash
price
per
Ordinary Share
(such price
translated, if
necessary,
into AUD
at the
prevailing
exchange rate
on the date
of the Trigger
Event Notice
as determined
by the
Issuer)
equal to
the Conversion Price
in effect
on the date
of the
Trigger Event
Notice,
and (y) to some or, subject
to applicable laws
and regulations and to
such an offer
being practicable in
the opinion of
the Issuer in
the Offer
Settlement Period, all
Shareholders
on
the
record
date
of
the
Trigger
Event
Notice
then
eligible
to
participate in such
offer. Any such Settlement Shares
Offer shall be completed
no
later than 20 Business Days after the
occurrence of the Trigger Event (the "
Offer
Settlement Period
"). Neither
the Issuer
nor the
Settlement Share
Depository shall
incur any liability
whatsoever to
the Holders in
respect of the
appointment of such
Settlement Shares Offer Agent or its
conduct, save for cases of gross negligence
or wilful intent.
If
the
Settlement
Shares
Offer
is
fully
subscribed
by
or
before
the
end
of
the
Offer
Settlement Period, the Holders shall, pursuant to the agreement appointing the
Settlement
Shares Offer Agent, be entitled to receive from the Settlement Shares Offer Agent on the
fifth Business Day after the end of the Offer Settlement Period, their pro rata share of the
aggregate cash proceeds received from the
Settlement Shares Offer (such aggregate cash

proceeds translated,
if necessary,
from the
currency in
which they
are denominated
into
AUD at the
then-prevailing exchange rate
as determined by
the Settlement Shares
Offer
Agent (less
any foreign
exchange transaction
costs)), such
amount being
rounded to
the
nearest cent
(half a
cent being
rounded upwards).
If the
Settlement Shares
Offer is
only
partially
subscribed
by
the
end
of
the
Offer
Settlement
Period,
the
Holders
shall
(x)
pursuant to
the agreement
appointing the
Settlement Shares
Offer
Agent, be
entitled to
receive from the Settlement Shares Offer Agent on the fifth Business
Day after the end of
the Offer Settlement
Period, their pro rata
share of the
aggregate cash proceeds received
from the Settlement
Shares Offer (such
aggregate cash proceeds translated,
if necessary,
from
the
currency
in
which
they
are
denominated
into
AUD
at
the
then-prevailing
exchange
rate
as
determined
by
the
Settlement
Shares
Offer
Agent
(less
any
foreign
exchange transaction costs)),
such amount being
rounded to the
nearest cent (half
a cent
being rounded upwards), and (y) be entitled to receive their pro rata share of the number
of Ordinary Shares not
subscribed pursuant to
the Settlement Shares
Offer (rounded down
to the nearest whole
number of such Ordinary
Shares) within the period
specified below
from
the
Settlement
Share
Depository.
If
no
Ordinary
Shares
are
subscribed
in
the
Settlement Shares Offer, Holders shall be entitled to receive the relevant Ordinary Shares within the period specified below from the Settlement Share Depository.
In
relation
to
any
Ordinary
Shares
not
sold
pursuant
to
a
Settlement
Shares
Offer,
the
Settlement Agent
shall give
instructions to
the Settlement
Shares Offer
Agent for
such
Ordinary
Shares
to
be
delivered
by
the
Settlement
Shares
Offer
Agent
to
the
relevant
Holders within five Business Days after the end of the Offer Settlement Period.
(i)
Taxes and duties
None of the Issuer,
any other member of the
Group, any Agent and the Settlement
Share
Depository will pay any capital,
stamp, issue, registration, transfer
or other taxes or duties
arising upon Conversion or that
may arise or be paid as
a consequence of or in connection
with the
issue and delivery
of Ordinary
Shares to
the Settlement Share
Depository or
to
any Holder.
A Holder
must pay
any capital,
stamp, issue,
registration, transfer
or other
taxes or duties arising upon
Conversion or that may arise
or be paid as
a consequence of
or in connection
with the issue
and delivery of
the Ordinary Shares
to the Settlement
Share
Depository or to such Holder and
such Holder must pay all, if any,
such taxes and duties
arising by reference to any disposal or deemed disposal of such Holder's Notes or interest therein. Any capital, stamp, issue, registration, transfer or other taxes or duties arising on
delivery or transfer of
Ordinary Shares to a
purchaser in any Settlement
Shares Offer shall
be payable by the relevant purchaser of those Ordinary Shares.
(j)
Delivery of Ordinary Shares
UBS Group AG,
with the assistance
of the Settlement
Agent where necessary
under Swiss
law,
will
issue
and
deliver
the
Ordinary
Shares
required
to
be
issued
and
delivered on
Conversion to
the Settlement
Share Depository
on behalf
of
the Holder
of
the relevant
Note(s). Receipt
by the
Settlement Share
Depository of
such Ordinary
Shares will
be a
good and
complete discharge
of the
Issuer's obligations
in respect
of the
Notes as
described
in subclause (h)(i) of this Condition 8.
Such Ordinary Shares will
be delivered to Holders
in uncertificated form
through SIX SIS
or any other appropriate
settlement organisations. Where such
Ordinary Shares are to
be
delivered through SIX
SIS or any
other appropriate intermediary (
Verwahrungsstelle ) in
Switzerland,
the
Settlement
Agent
shall
request
that
the
Settlement
Share
Depository
deliver such Ordinary
Shares to the
account(s) in which
the relevant Note(s)
is/are held,
on the applicable
Conversion Date or
such other date
as is specified
for the delivery.
At
the time of such delivery of the Ordinary Shares, the then-valid share registration rules of
UBS Group AG
will apply, and UBS Group
AG does not
offer any assurance or
guarantee
that any Holder will
be accepted as a Shareholder
with voting rights in
the share register
of UBS Group AG.

(k)
Ordinary Shares
The
Ordinary
Shares
issued
and
delivered
on
Conversion
will
be
fully
paid
and
non-
assessable and will in
all respects rank
pari passu
with the fully paid
Ordinary Shares in
issue on the relevant Share Creation Date, except in any such case for any right excluded
by mandatory provisions of applicable law, and except that the Ordinary Shares so issued and delivered
will not
rank for
(or,
as the
case may
be, the
relevant Holder
will not
be
entitled to receive) any rights, distributions or payments the record date or other due date for the
establishment of
entitlement for
which falls
prior to
the relevant
Share Creation
Date.
(l)
Purchase or redemption of Ordinary Shares
UBS Group AG or any of its subsidiaries may exercise such rights as it may from time to time enjoy to purchase or redeem or buy back any shares or securities of UBS Group AG
(including Ordinary Shares)
or any depositary
or other receipts
or certificates representing
the same without the consent of Holders.
(m)
Determinations to be made by an Independent Adviser
In the
case of
any determination
that is
required to
be made
by an
Independent Adviser
for purposes of this Condition 8, the Issuer shall use reasonable endeavours to appoint an
Independent
Adviser
to
make
such
determination;
provided , however
,
that,
notwithstanding the other
provisions of these
Terms and Conditions, if
the Issuer is
unable
to
so
appoint
an
Independent
Adviser
or
the
Independent
Adviser
so
appointed
by
the
Issuer fails
to make
such determination,
the Issuer, acting
in good
faith and
a commercially
reasonable manner, will make such determination.
Any
determination
that
is
made
by
an
Independent
Adviser
for
purposes
of
this
Condition 8 will
be made
in the
sole discretion
of such
Independent Adviser
acting in
good
faith and in a commercially reasonable manner.
(n)
Notifications, etc. to be final
All
notifications,
opinions,
determinations,
certificates,
calculations,
quotations
and
decisions given, expressed,
made or obtained
by an Independent
Adviser or the
Settlement
Agent for purposes of this
Condition 8 will (in the absence
of wilful default, bad faith and
manifest error) be binding
on the Issuer,
the Agents and the
Holders and (in
the absence
of wilful default
and bad faith)
no liability to
the Issuer or
the Holders will
attach to the
Independent
Adviser
or
the
Settlement
Agent
in
connection
with
the
exercise
or
non-
exercise by
the Independent
Adviser or
the Settlement
Agent of
its powers,
duties
and
discretions under this Condition 8.
9.
PAYMENTS;
AGENTS
(a)
All payments required to be made under the Notes will be made available in good time in freely disposable funds in AUD, which will be placed at the free disposal of the Principal
Paying
Agent
on
behalf
of
the
Holders.
If
the
Scheduled
Due
Date
for
any
payment
(whether
in
respect
of
principal,
interest
or
otherwise)
in
respect
of
the
Notes
is
not
a
Payment Business Day,
then the Holders will not be entitled to
payment thereof until the
first Payment Business Day following
the Scheduled Due Date, and
the Holders will not
be entitled to any additional sum in
relation to such payment. All payments
required to be
made under
the Notes
(including, for
the avoidance
of doubt,
any Additional
Amounts)
shall be made
to the Holders
in AUD without
collection costs, without
any restrictions and
whatever the circumstances
may be, irrespective
of nationality,
domicile or residence
of
the
relevant
Holder
and
without
certification,
affidavit
or
the
fulfilment
of
any
other
formality.
(b)
The receipt
by the
Principal Paying
Agent of
the due
and punctual
payment of
funds in
AUD
will release
the Issuer
from
its obligations
under
the
Notes to
the
extent of
such
payment.

(c)
Subject
to
clause (d)
of
this
Condition 9,
the
Issuer
reserves
the
right
to
terminate
the
appointment
of
any
Agent,
as
well
as
to
appoint
or,
after
any
such
appointment,
to
terminate the appointment of,
one or more other
paying agents to carry
out any payment
or other
similar functions
in respect
of the
Notes (each,
a "
Paying Agent
", which
term
includes the Principal Paying Agent), provided
that (i) so long as any
Note is outstanding,
there will at all times
be a Principal Paying Agent,
a Calculation Agent and a
Settlement
Agent,
(ii) for
so
long
as
the
Notes
are
listed
on
the
SIX
Swiss
Exchange
and
if
then
required by the regulations of the
SIX Swiss Exchange, the Issuer
shall maintain a Paying
Agent in
Switzerland, which
agent shall
have an
office in
Switzerland and
be a
bank or
securities dealer
subject to
supervision by
FINMA, to
perform the
functions of
a Swiss
paying agent,
and (iii) any
successor Calculation
Agent must
be a
leading bank
or financial
institution that
is experienced
in the
calculations and
determinations to
be made
by the
Calculation Agent.
(d)
Any appointment or
termination of appointment
of, or resignation
by, any Agent may take
place
at
any
time,
provided
that
the
Issuer
promptly
notifies
the
Holders
of
any
such
appointment, termination or resignation in accordance with Condition 14 ( Notices ).
(e)
If at any time the Calculation
Agent fails to (i) determine the
5-Year Semi Quarterly Mid-
Swap Rate or the Reset Interest Rate
or duly calculate the Reset Interest Amount
for any
Reset Interest Period or
the interest amount payable on
the relevant Redemption Date (if
the
Notes
are
to
be
redeemed
pursuant
to
Condition 6
(
Redemption
and
Purchase
))
or
(ii) comply
with
any
other
requirement
in
relation
to
the
Notes,
then
the
Issuer
will
terminate
the
appointment
of
the
Calculation
Agent
in
accordance
with
the
Agency
Agreement and appoint a successor Calculation Agent.
10.
TAXATION
(a)
All payments to be made by or
on behalf of the Issuer in
respect of the Notes (including,
for
the
avoidance
of
doubt,
payments
by
a
Paying
Agent)
shall
be
made
without
withholding
or
deduction
for,
or
on
account
of,
any
present
or
future
taxes,
duties,
assessments
or
other
government
charges
of
any
nature
("
Taxes
")
imposed,
levied,
collected, withheld
or assessed
by or
on behalf
of any
Tax
Jurisdiction or
any political
subdivision thereof or any
authority of or in
a Tax Jurisdiction or any political
subdivision
thereof
having
the
power
to
impose,
levy,
collect,
withhold
or
assess
Taxes,
unless
withholding, deduction or accounting for such Taxes is required by law.
(b)
In the
event that any
payment to be
made by or
on behalf of
the Issuer in
respect of
the
Notes (including, for
the avoidance of
doubt, payments by
a Paying Agent)
is subject to
any withholding or deduction for, or on account of, any Taxes by requirement of law in a
Tax
Jurisdiction
(as
determined
by
the
relevant
tax
authority
of
or
in
such
Tax
Jurisdiction), the
Issuer shall
pay
such additional
amounts as
will result
in the
Holders
receiving the
amounts that
they would
have received
in respect
of the
Notes if
no such
withholding or deduction had been required (" Additional Amounts ").
(c)
No
Additional
Amounts
will
be
payable
pursuant
to
clause (b)
of
this
Condition 10
in
relation to any Note:
(i)
if the relevant Holder is
liable for such Taxes
on such Note as a
result of having
some connection with the
relevant Tax Jurisdiction other than its
mere ownership
or possession of
such Note or
the receipt of
principal or interest
in respect thereof;
or
(ii)
with respect to any Tax collected pursuant to the provisions of, or any laws or an agreement with
any Tax
Jurisdiction relating to,
Sections 1471 through 1474
of
the US Internal Revenue Code, as amended and as may be further amended from time to time (commonly referred to as "FATCA
"); or
(iii)
where
such
withholding
or
deduction
is
required
to
be
made
pursuant
to
laws
enacted
by
Switzerland
providing
for
the
taxation
of
payments
according
to
principles similar to those laid down
in the draft legislation of the
Swiss Federal

Council of 3 April 2020,
or otherwise changing
the Swiss federal
withholding tax
system from an
issuer-based system to
a paying agent-based
system pursuant to
which a
Person other
than the
issuer is
required to
withhold tax
on any
interest
payments; or
(iv)
to the extent any combination of subclauses (i) through (iii) above applies.
(d)
Any reference in these Terms and Conditions to amounts payable by the Issuer in respect of the
Notes includes
(i) any Additional
Amount payable
pursuant to
this Condition 10
and (ii) any sum
payable pursuant to
an obligation taken
in addition to
or in substitution
for the obligation in this Condition 10.
11.
STATUTE
OF LIMITATIONS
In accordance with Swiss law, (a) claims for interest payments under the Notes will become time-
barred
after
the
five-year
period
and
(b) claims
for
the
repayment
or
redemption
of
Notes
will
become time-barred after the 10-year
period, in each case, commencing on
the date on which such
payments, repayment or redemption become due and payable.
12.
EVENTS OF DEFAULT
(a)
If
any
of
the
following
events
occurs,
such
occurrence
will
constitute
an
"
Event
of
Default ":
(i)
the
Issuer fails
to pay
the principal
amount of
any Note
if and
when the
same
becomes
due
and
payable
under
these
Terms
and
Conditions, and
such
failure
continues unremedied for a period of 30 days; or
(ii)
the Issuer
fails to
pay any
interest on
the Notes
if and
when the
same becomes
due and
payable under
these Terms
and Conditions,
and such
failure continues
unremedied for a period of 30 days; or
(iii)
the Issuer fails to
observe or perform any
other covenant, condition,
or agreement
contained in these Terms and Conditions, and such failure continues unremedied for a period of 60 days after written notice thereof from any Holder to the Issuer;
or
(iv)
a Bankruptcy Event;
provided , however
,
that,
notwithstanding
subclauses (i)
to
(iv)
above,
neither
(A) the
opening of
Restructuring Proceedings
with respect
to the
Issuer nor
(B) the exercise
of
any
Swiss
Resolution
Power
with
respect
to
the
Issuer
during
any
such
Restructuring
Proceedings nor
(C) the ordering
of any Protective
Measures with
respect to
the Issuer that
are
ordered
or
confirmed
upon
the
opening
of
or
during
any
such
Restructuring
Proceedings will constitute a default or an Event of Default.
(b)
Upon the
occurrence of
an Event of
Default relating
to any
failure of
the Issuer
to meet
any
payment
obligation
under
these
Terms
and
Conditions
and
subject
to
Condition 8
( Conversion
),
(i) such
payment
obligation
(and
such
payment
obligation
only)
will
be
immediately deemed
a
due
and
payable
(
fällige
)
payment obligation
of
the
Issuer,
and
(ii) if (A) the relevant
Holder has formally
requested payment
of such payment
obligation,
(B) such payment obligation
has not been fulfilled
within the statutory
period under Swiss
law
commencing
after
the
date
of
such
formal
request
and
(C) a
writ
of
payment
( Zahlungsbefehl ) has been issued with respect to such payment obligation pursuant to the
DEBA, the
relevant Holder
may institute
proceedings against
the Issuer
in Switzerland
(but not elsewhere) to enforce
its rights with respect to such
payment obligation under the
DEBA.
(c)
If
a
debt
collection
or
insolvency
proceeding
with
respect
to
the
Issuer
is
instituted
in
Switzerland in
accordance with
clause (b) of
this Condition 12,
the Issuer
shall not
(i) after
having
received
the
writ
of
payment
(
Zahlungsbefehl
)
relating
to
the relevant
payment
obligation,
argue
or
plead
that
such
payment
obligation
is
not
due
and
payable
by
the

Issuer,
or (ii) prior
to the
declaration of
bankruptcy (or
similar proceeding
under Swiss
insolvency laws), make
any payment to
the relevant Holder
under or in
connection with
the Notes.
(d)
In the
case of
any Event
of Default
arising under
subclause (a)(iii) of
this Condition 12
and subject
to Condition 8
(
Conversion
), any
Holder may
seek specific
performance or
damages with respect
to such Event
of Default pursuant
to the Swiss
Code if so
entitled
thereunder. Any such damage
claim of any
Holder will rank
junior to the
rights and claims
of all holders of Senior Obligations.
(e)
In the
case of
any Event
of Default
arising under
subclause (a)(iv) of
this Condition 12
and subject to Condition 8 ( Conversion ), any Holder may, by written notice to the Issuer, declare the
principal amount
of any
of its
Notes, together
with any
accrued and
unpaid
interest thereon,
immediately due
and payable,
without presentment,
demand, protest
or
other notice of any kind.
(f)
No
remedy
against
the
Issuer
other
than
those
described
in
this
Condition 12
will
be
available to the Holders in connection
with the Issuer's obligations under these
Terms and
Conditions, whether for
the recovery of
amounts owing under
these Terms and Conditions
or in respect of any breach by the Issuer of any of its other obligations under these Terms and Conditions or otherwise.
In particular, no Holder may
declare (i) the principal
amount
of any
Notes due
and payable
prior to
any Redemption
Date, or
(ii) any interest
on any
Notes due and payable prior
to the relevant Interest Payment
Date, except, in the
case of
each of subclauses (i) and (ii), pursuant to clause (e) of this Condition 12.
13.
MEETINGS OF HOLDERS; SUBSTITUTION AND AMENDMENT
(a)
Except as otherwise specified
in this Condition 13, the
provisions of bondholder meetings
contained
in
article 1157
et
seqq.
of
the
Swiss
Code
apply
in
relation
to
meetings
of
Holders.
(b)
If a Tax Event or a Regulatory Event has occurred, the Issuer may, without the consent of
the Holders,
either substitute
all, but
not some
only, of the
Notes for, or
amend these
Terms
and Conditions so that they remain or become, Compliant Securities, provided that:
(i)
neither a Tax Event nor a Regulatory Event arises as a result of such substitution or amendment;
(ii)
FINMA has
approved such
substitution or
amendment (if such
approval is
then
required under applicable Swiss laws and regulations);
(iii)
the Issuer has given the Holders not less than 30 days' notice of such substitution
or
amendment
in
accordance
with
Condition 14
(
Notices
),
which
notice
will,
subject to subclause (v)
below,
be irrevocable, and
state the date
on which such
substitution or amendment
will be
effective (the
"
Substitution or Amendment
Effective Date ");
(iv)
prior to the publication of any notice pursuant to subclause (iii) above, the Issuer shall
deliver
to
the
Principal
Paying
Agent
(A) a
certificate
signed
by
the
Authorised
Signatories
stating
that
the
relevant
requirement
or
circumstance
giving rise to
the right to
substitute or
amend the
terms of the
Notes, as applicable,
pursuant
to
this
Condition 13(b)
is
satisfied
and
the
reasons
therefor
and
such
certificate will be
conclusive and binding
on the Holders,
and (B) an opinion
of
independent legal advisers
of recognised standing to
the effect that circumstances
entitling the
Issuer to
exercise its
right
to substitute
or
amend the
terms of
the
Notes, as applicable, pursuant to this Condition 13(b) have arisen; and
(v)
no Trigger Event
or Viability Event has
occurred prior
to the
relevant Substitution
or Amendment Effective Date.

In
connection
with
any
substitution
or
amendment
in
accordance
with
this
Condition 13(b), the
Issuer shall
comply with
the rules
of any
stock exchange on
which
the Notes are for the time being listed or admitted to trading.
(c)
In addition to its rights under clause (b)
of this Condition 13, the Issuer may,
without the
consent
of
the
Holders,
make
any
amendment
to
these
Terms
and
Conditions
that
it
considers to be (i) necessary or desirable to give effect to (A) any Alternative Benchmark
Rate determined
in accordance with
Condition 5(c) (
Interest –
Benchmark replacement
)
(including
any
Adjustment
Spread
determined
in
accordance
with
subclause (v)(A)(2)
thereof and any alternative method for determining the 5-Year Semi Quarterly Mid-Swap
Rate
if
such
Alternative
Benchmark
Rate
is
unavailable
on
the
relevant
Reset
Determination Date determined in accordance with subclause (v)(A)(3) thereof), and any related
changes
to
the
definitions
of
the
terms
"Business
Day",
"Day
Count
Fraction",
"Payment Business Day" and/or
"Reset Determination Date" determined to
be necessary
in
accordance
with
subclause (v)(D)
thereof,
or
(B) the
provisions
of
clause (a)
of
Condition 15
(
Issuer
Substitution
)
(including,
without
limitation,
(x) if
the
Substitute
Issuer is
organised and/or
resident for
tax purposes
in a
jurisdiction other
than Switzerland,
any amendments to
any references to
the jurisdiction of
"Switzerland" contained herein,
including,
without
limitation,
amendments
to
the
definition
of
the
term
"Bankruptcy
Event", the definition of the term "Business Day", the governing law of the subordination provisions
set
forth
in
Condition 4
(
Status
and
Subordination
)
and
the
provisions
of
Condition 12 (
Events
of Default
),
and (y) any
amendments to
reflect
UBS Group
AG's
guarantee described in subclause (a)(iii) of Condition 15 ( Issuer Substitution )), or (C) the
provisions
of
subclause (i)(B)
and/or
subclause (iii)
of
Condition 8(e)
(
Conversion
–
Qualifying Relevant Event
), or (ii) formal, minor or
technical in nature, or (iii) necessary
to correct a manifest
error, or (iv) not materially
prejudicial to the interests
of the Holders.
(d)
The Issuer shall notify the
Holders of any amendments made
pursuant to clause (c) of this
Condition 13 in accordance with Condition 14 ( Notices ), which notice shall state the date on which such amendment will be effective.
(e)
Any amendment
made pursuant
to this
Condition 13 will
be binding
on the
Holders in
accordance with its terms.
14.
NOTICES
(a)
So long
as the
Notes are
listed on
the SIX
Swiss Exchange,
notices to
Holders shall
be
given by the
Issuer (i) by means
of electronic publication
on the internet
website of SIX
Exchange Regulation
Ltd (https://www.ser-ag.com), where
notices are as
at the Issue
Date
published
under
the
address
https://www.ser-ag.com/en/resources/notifications-market-
participants/official-notices.html#/, or (ii) otherwise in accordance with the regulations of
the SIX Swiss Exchange. Any notice will be validly given on the date of such publication
or, if published more than once, on the date of the first such publication.
(b)
If the
Notes are
for any
reason no
longer listed
on the
SIX Swiss
Exchange, notices
to
Holders will be given
by the Issuer to
the Intermediary for
forwarding to the
Holders. Any
such notice will be validly given on the date of delivery to the Intermediary.
15.
ISSUER SUBSTITUTION
(a)
The Issuer
(for purposes
of
this
Condition 15, the
"
Current
Issuer
") may,
without
the
consent of the
Holders, substitute any
entity (whether or
not such entity
is organised under
the
laws
of
Switzerland)
(such
substitute
entity,
the
"
Substitute
Issuer
")
for
itself
as
principal debtor under the Notes upon giving not less than 10 and not more than 30 days'
notice to the Holders in accordance with Condition 14 ( Notices ), provided that:
(i)
the Substitute Issuer
is UBS Group
AG or at
least 95 per cent.
of the Substitute
Issuer's capital
and voting
rights are
held, directly
or indirectly,
by UBS
Group
AG;

(ii)
the Current
Issuer is
not in
default in
respect of
any amount
payable under
the
Notes at the time of such substitution;
(iii)
if the
Substitute Issuer
is not
UBS Group
AG, UBS
Group AG
has irrevocably
and
unconditionally
guaranteed
to
the
Holders,
pursuant
to
article 111
of
the
Swiss
Code
and
on
a
subordinated
basis
corresponding
mutatis
mutandis
to
Condition 4
(
Status
and
Subordination
),
(A) the
due
and
punctual
payment
of
principal
and
interest and
all
other
amounts due
and payable
by
the Substitute
Issuer under,
or in
respect of,
the Notes
upon receipt
of the
written request
for
payment of
the relevant
amount, and
(B) upon the
occurrence of
a Conversion,
the
due
delivery
of
the
Ordinary
Shares
required
to
be
delivered
pursuant
to
Condition 8
(
Conversion
),
and
on
the
terms
whereby
subclause (iii)
of
Condition 5(i)
(
Interest
–
Cancellation
of
interest;
prohibited
interest
),
subclause (ii)(C) of Condition 8(d) ( Conversion – Anti-dilution adjustment of the
Conversion
Price
),
Condition 10
(
Taxation
),
Condition 12
(
Events
of
Default
)
and
Condition 20
(
No
Set-off
by
Holders
)
apply
to
UBS
Group
AG
and
to
its
obligations under
such guarantee
either by
making the
necessary consequential
amendments to such Conditions or including such Conditions applicable to UBS
Group AG and to its obligations under such
guarantee in such guarantee itself, as
applicable;
(iv)
the Current Issuer
and the Substitute
Issuer (A) have entered
into such documents
(the
"
Substitution
Documents
")
as
are
necessary
to
give
effect
to
such
substitution
and
pursuant
to
which
the
Substitute
Issuer
has
(x) undertaken
in
favour of each
Holder to be
bound by these
Terms and Conditions as the
principal
debtor
(on
a
subordinated
basis
corresponding
to
Condition 4
(
Status
and
Subordination
)) under
the Notes
in place
of the
Current Issuer
and (y) assumed
the
obligations
of
the
Current
Issuer
under
the
Agency
Agreement,
and
(B) procure that
all action,
conditions and
things required
to be
taken, fulfilled
and done (including, without limitation, the obtaining of any necessary consents)
to
ensure
that
the
Substitution
Documents
represent
valid,
legally
binding
and
enforceable
obligations
of
the
Substitute
Issuer
have
been
taken,
fulfilled
and
done and are in full force and effect;
(v)
if
the
Substitute Issuer
is
resident
for
tax
purposes
in
a
jurisdiction (the
"
New
Residence
") other than that in which the Current Issuer prior to such substitution
was
resident
for
tax
purposes
(the
"
Former
Residence
"),
the
Substitution
Documents
contain
an
undertaking
by
the
Substitute
Issuer
and/or
such
other
provisions as may
be necessary to
ensure that each
Holder has the
benefit of an
undertaking in terms corresponding to the provisions of Condition 10 ( Taxation )
in relation to the payment of all amounts due and payable under, or in respect of, the Notes and
in relation
to the
guarantee referred
to in
subclause (iii)
above, with,
in the case
of the Notes
but not such
guarantee, the substitution
of references to
the Former Residence with references to the New Residence, and an undertaking by the Substitute
Issuer to indemnify
each Holder against
any Tax that is imposed
on it
by (or
by any
authority in
or of)
the New
Residence and,
if different,
the
jurisdiction of
the Substitute
Issuer's organisation
with respect
to any
Note and
that would not have been so imposed had the substitution not been made, as well as against any Tax, and any cost or expense, relating to such substitution;
(vi)
if
the
Substitute
Issuer
is
not
UBS
Group
AG,
FINMA
has
approved
such
substitution (if
such approval
is then
required under
applicable Swiss
laws and
regulations), and
the Current
Issuer and
the Substitute
Issuer have
obtained all
other
necessary
governmental
and
other
approvals
and
consents
for
such
substitution
and
for
the performance
by
the
Substitute Issuer
of
its obligations
under the Substitution Documents;
(vii)
if
the
Substitute
Issuer
is
not
organised
under
the
laws
of
Switzerland,
the
Substitute
Issuer
has
appointed
a
process
agent
as
its
agent
in
Switzerland
to
receive service of
process on its
behalf in relation
to any legal
proceedings arising
out of or in connection with the Notes;

(viii)
such substitution does not give rise to a Tax Event or a Regulatory Event; and
(ix)
the
Substitute
Issuer
has
appointed
a
Paying
Agent
in
Switzerland
that
is
a
participant in the Intermediary.
(b)
Upon any substitution pursuant to clause (a) of this Condition 15, (i) the Substitute Issuer will succeed
to, and
be substituted
for,
and may
exercise every
right and
power of,
the
Current Issuer
under the
Notes with
the same
effect as
if the
Substitute Issuer
had been
named as Issuer
in these Terms and Conditions,
and (ii) the Current
Issuer will be
released
from its obligations under the Notes.
(c)
After
giving
effect
to
any
substitution
pursuant
to
clause (a)
of
this
Condition 15,
(i) references
to
the
"Issuer"
in
the
Notes
and
these
Terms
and
Conditions
will
be
references to
the Substitute
Issuer, and (ii) references
to the
"Tax Jurisdiction" in
the Notes
and these Terms
and Conditions will
be read and
construed as including
the jurisdiction
of
establishment
of
the
Substitute
Issuer
and,
if
different,
the
jurisdiction
in
which
the
Substitute Issuer is resident for
tax purposes instead of or in
addition to (as the case
may
be) references to the jurisdiction of establishment of the Issuer and Switzerland.
16.
RESERVED
17.
FURTHER ISSUES
The
Issuer
may
from
time
to
time
without
the
consent
of
the
Holders
issue
further
notes
and,
provided
that such notes have the same terms and conditions
as the Notes in all respects (or in
all
respects except for the issue date and/or the first date on which interest is paid), such further notes
will be consolidated and
form a single series
with the Notes. If
the Issuer issues any
such further
notes pursuant to this
Condition 17, references in these Terms
and Conditions to "Notes" include
such further notes, unless the context otherwise requires.
18.
CURRENCY INDEMNITY
Any amount
received or
recovered by
any Holder
in a
currency other
than AUD
(whether as
a
result
of,
or
of
the
enforcement
of,
a
judgment
or
order
of
a
court
of
any
jurisdiction,
in
the
insolvency,
winding-up
or
dissolution
of
the
Issuer
or
otherwise)
under
the
Notes
will
only
constitute a discharge of the Issuer to the extent of the amount in AUD that such Holder is able to purchase
with
the
amount
so
received
or
recovered
in
such
other
currency on
the
date
of
such
receipt or recovery (or, if it is not practicable to purchase
AUD with such amount on such date,
on
the first date on which it is practicable to do so). If the amount of AUD that such Holder is able to purchase is
less than
the amount
owed by
the Issuer
to such
Holder under
the Notes,
the Issuer
shall indemnify such Holder
against any loss sustained
by it as a
result. In addition, the
Issuer shall
indemnify such Holder for the costs
of making such purchase. For purposes
of this Condition 18,
it is
sufficient
for
the relevant
Holder to
demonstrate that
it would
have suffered
a loss
had an
actual purchase been made. The indemnities under this Condition 18 will (a) constitute a separate
and independent obligation
from the Issuer's
other obligations hereunder, (b) give
rise to a
separate
and independent cause
of action, (c) apply
irrespective of any
indulgence granted by
any Holder
and (d) continue
in full
force and
effect despite
any other
judgment, order,
claim or
proof for
a
liquidated amount in respect of any amount due under the Notes or any other judgment or order.
19.
RESERVED
20.
NO SET-OFF BY HOLDERS
Subject to applicable law, each Holder, by acceptance
of any direct or
beneficial interest in a
Note,
agrees
that
it
will
not,
and
waives
its
right
to,
exercise,
claim
or
plead
any
right
of
set-off,
compensation or
retention with
respect to
any amount
owed to
it by
the Issuer
in respect
of, or
arising in connection with, the Notes.
21.
GOVERNING LAW AND JURISDICTION
(a)
The
Notes
and
all
non-contractual
obligations
arising
out
of
or
in
connection
with
the
Notes are governed by and construed in accordance with the laws of Switzerland.

(b)
The courts of the Canton of Zurich (venue
being the City of Zurich) shall have exclusive
jurisdiction to
settle any
disputes that
may arise
out of
or in
connection with
the Notes,
including any non-contractual obligation arising out of or in connection with the Notes.